STATE FARM LIFE INSURANCE CO. VARIABLE LIFE SEPARATE ACCOUNT

As Filed with the Securities and Exchange Commission on April 27, 2006

Registration File No. 333-19521

811-08013

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

PRE-EFFECTIVE AMENDMENT NO.	☐

POST-EFFECTIVE AMENDMENT NO. 16	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

AMENDMENT NO. 9	☒

(Check appropriate box or boxes.)

STATE FARM LIFE INSURANCE COMPANY

VARIABLE LIFE SEPARATE ACCOUNT

(Exact name of registrant)

STATE FARM LIFE INSURANCE COMPANY

(Name of depositor)

P.O. Box 2307

Bloomington, Illinois 61702-2307

Depositor’s Telephone Number, including Area Code: (888) 702-7307

Copy to:

Kim M. Brunner, Esq. State Farm Life Insurance Company P.O. Box 2307 Bloomington, Illinois 61702-2307	W. Thomas Conner Sutherland Asbill & Brennan LLP 1275 Pennsylvania Avenue, N.W. Washington, DC 20004-2415

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2006 pursuant to paragraph (b) of Rule 485

60 days after filing to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

May 1, 2006

State Farm Life Insurance Company

PROSPECTUS

Variable Universal

Life Insurance Policy

prospectus

PROSPECTUS DATED MAY 1, 2006

INDIVIDUAL FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY

ISSUED BY

STATE FARM LIFE INSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT

OF STATE FARM LIFE INSURANCE COMPANY

P.O. Box 2307

Bloomington, Illinois 61702-2307

Telephone (888) 702-2307

State Farm Life Insurance Company (“State Farm,” “we,” “us,” or “our”) is offering the flexible premium variable universal life insurance policy (the “Policy”) described in this prospectus. State Farm designed the Policy to provide: (1) lifetime insurance protection on the insured person named in the Policy, and (2) flexibility regarding premiums and death benefits. Subject to certain restrictions, the purchaser of a Policy (the “Owner,” “you,” or “your”) may:

•	change the frequency and amounts of premium payments;

•	change the level of death benefits; and

•	allocate premiums (after State Farm deducts a premium charge) and Policy values to:

•	State Farm’s general account (the “Fixed Account”), an account that provides a specified minimum rate of interest; and

•	subaccounts (“Subaccounts”) of State Farm Life Insurance Company Variable Life Separate Account (the “Variable Account”), a separate account allowing you to invest in the following investment portfolios (“Funds”) of the State Farm Variable Product Trust (the “Trust”):

•	Large Cap Equity Index Fund

•	Small Cap Equity Index Fund

•	International Equity Index Fund

•	Large Cap Equity Fund

•	Small Cap Equity Fund

•	International Equity Fund

•	Stock and Bond Balanced Fund

•	Bond Fund

•	Money Market Fund

The accompanying prospectus for the Trust describes each of the Funds, including the risks of investing in each Fund, and provides other information about the Trust. The Large Cap Equity Fund, Small Cap Equity Fund and/or International Equity Fund may not be currently available in your state.

An Owner of a Policy can select between two death benefit options: (1) a level insurance amount (Basic Amount) or (2) a level insurance amount plus the Policy Account Value. As long as the Policy is in force, State Farm guarantees that the death benefit will never be less than the Basic Amount less any outstanding Policy loans and past due charges. For a Policy issued in Texas or Maryland, if the Insured is alive on the Maturity Date, State Farm will pay the Cash Surrender Value on the Maturity Date to the Owner and the Policy will terminate.

The Policy provides for a Cash Surrender Value, which is the amount State Farm would pay if you surrender the policy. Because this value varies with Fund performance, there is no guaranteed Cash Surrender Value or guaranteed minimum Cash Surrender Value if you allocate premiums and Policy values to the Trust. On any given day, the Cash Surrender Value could be more or less than the premiums paid.

The Policy provides for a death benefit guarantee whereby the Policy will not lapse (terminate without value) so long as you pay certain minimum premiums. The Policy also allows you to take loans, make withdrawals, and participate in a dollar-cost averaging program or a portfolio rebalancing program.

We designed the Policy to provide significant life insurance benefits with a long-term investment element. You should consider the Policy in conjunction with other insurance you own. Please consider carefully before replacing existing insurance with the Policy, or financing the purchase of the Policy through a loan or through withdrawals from another policy.

This prospectus provides information that a prospective owner should know before investing in the Policy. Please read this prospectus carefully and keep it for future reference. A prospectus for State Farm Variable Product Trust must accompany this prospectus and you should read it in conjunction with this prospectus. The Securities and Exchange Commission (the “SEC”) maintains a web site (http://www.sec.gov) that contains other information about the Policy and the Variable Account, material incorporated by reference into the Variable Account’s registration statement, and other information regarding other registrants that file electronically with the SEC.

Interests in the Policies and shares of the Funds are not deposits or obligations of or guaranteed by a bank, and are not federally insured by the Federal Deposit Insurance Corporation or any other governmental agency. The Policies are subject to investment risks, including possible loss of principal. It may not be advantageous to replace existing insurance with the Policy.

The SEC has not approved or disapproved the Policy or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

table of

The Policy may not be available in all jurisdictions.

This prospectus constitutes an offering only in those jurisdictions where such offering may lawfully be made.

contents

Policy Summary

The following paragraphs summarize the important benefits and risks of the Policy. Please read this summary along with the more detailed information appearing elsewhere in this prospectus. Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force and there is no outstanding Loan Amount. Please refer to the Index of Terms at the end of the prospectus for definitions of certain terms this prospectus uses.

The Policy is a flexible premium variable universal life insurance policy. The Policy is built around its Policy Account Value. The Policy Account Value will increase or decrease depending on the investment performance of the Subaccounts, the amount of interest we credit to the Fixed Account, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, withdrawals, and loans). We do not guarantee any minimum Policy Account Value. You could lose some or all of the money you invest and your Policy could lapse without value, unless you pay sufficient additional premiums.

If you have any questions, you may write or call our Securities Products Department at Three State Farm Plaza, N-1, Bloomington, Illinois 61791-0001, (888) 702-2307 (toll free).

Policy series 97035 in all states except MT, NY, WI; 97085 in MT, A97035 in NY, WI.

Policy Benefits

Death Benefits

•	Death Benefit Options. Death Benefits are available in two Death Benefit options:

•	Option 1 (greater of Basic Amount plus any Net Premium payment received since the last Deduction Date, or a specified percentage of Policy Account Value); or

•	Option 2 (greater of Basic Amount plus the Policy Account Value, or a specified percentage of Policy Account Value). See “Death Benefits”.

•	Flexibility to Change Death Benefit. We provide flexibility to change the Basic Amount and to change the Death Benefit option. See “Changing the Basic Amount” for rules and limits.

•	Death Benefit Guarantee. During the first 10 Policy Years (first 9 Policy Years for Policies issued in Texas), so long as cumulative premiums paid, less withdrawals and the Loan Policy Account Value, are at least equal to the minimum Premium amount for your Policy, the Policy will remain in force, regardless of the sufficiency of Cash Surrender Value to cover Monthly Deductions. See “Death Benefit Guarantee”.

•	Death Benefit Payment Options. Death Benefits are available as a lump sum or under a variety of payment options.

•	Tax Treatment. The Death Benefit generally should be excludible from the gross income of the Beneficiary. See “Tax Treatment of Policy Benefits”.

Cash Benefits

•	Loans. You may take loans for amounts up to 90% of Cash Value, at a net interest rate not greater than 2%. See “Loan Benefits” and “Tax Treatment of Policy Benefits”.

•	Withdrawals. You may withdraw a portion of your Cash Surrender Value up to 4 times each Policy Year provided there is sufficient remaining Cash Surrender Value. A withdrawal processing fee equal to the lesser of $25 or 2% of the amount requested for withdrawal will apply to each withdrawal. See “Withdrawals” for rules and limits and “Tax Treatment of Policy Benefits”.

•	Surrenders. You may completely surrender the Policy at any time for its Cash Surrender Value (Policy Account Value minus Loan Amount and minus any applicable surrender charge). See “Full Surrender” and “Tax Treatment of Policy Benefits”. State Farm will deduct a surrender charge from the Policy Account Value upon a full surrender of the Policy during the first 10 Policy Years or the first 10 years after an increase in Basic Amount. See “Charges and Deductions, Surrender Charge”.

•	Transfers. You may transfer Policy Account Value among the Subaccounts at any time after the end of the free look period. You may transfer Policy Account Value held in the Fixed Account to one or more Subaccounts once each Policy Year during the 30-day period following the end of each Policy Year, up to the greater of 25% of the Policy Account Value held in the Fixed Account on the date of the transfer or $1,000, unless waived by us. The amount of any transfer must be at least $250, or, if less, the Policy summary

Account Value held in the Subaccount or the Fixed Account. However, State Farm reserves the right to impose a $25 per transfer processing fee on each transfer in a Policy Year in excess of 12. See “Transfers” and “Charges and Deductions, Transfer Charge”.

•	Payment Options. A variety of payment options are available.

Free Look Right to Cancel Policy

•	For a limited time after State Farm issues a Policy, you have the right to cancel your Policy and receive a full refund of all premiums paid. See “Free Look Right to Cancel Policy”. During this limited period, State Farm will allocate Net Premiums paid to the Fixed Account. See “Net Premium Allocations”.

Policy Risks

Investment Risk

If you invest your Policy Account Value in one or more Subaccounts, then you will be subject to the risk that investment performance will be unfavorable and that the Policy Account Value will decrease. In addition, we deduct Policy fees and charges from your Policy Account Value, which can significantly reduce your Policy Account Value. During times of poor investment performance, this deduction will have an even greater impact on your Policy Account Value. You could lose everything you invest and your Policy could lapse without value, unless you pay sufficient additional premiums. If you allocate Net Premiums to the Fixed Account, then we credit your Policy Account Value in the Fixed Account with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

Risk of Lapse

If your Cash Surrender Value is not enough to pay the Monthly Deduction when due, and the Death Benefit Guarantee is not in effect, your Policy will enter a 61-day grace period. State Farm will notify you that the Policy will lapse unless you make a sufficient payment during the grace period. Your Policy also may lapse if your Cash Surrender Value is insufficient to cover charges due to the outstanding Loan Amount. Your Policy generally will not lapse if: (1) during the first 10 Policy Years (first 9 Policy Years for Policies issued in Texas), pursuant to the Death Benefit Guarantee, you pay cumulative premiums, less withdrawals and the Loan Policy Account Value, at least equal to the Minimum Premium amount (discussed below) for your Policy; or (2) you make a payment before the end of the grace period large enough to provide an increase in the Cash Surrender Value sufficient to cover the Monthly Deductions for the grace period and any increase in the surrender charges. You may reinstate a lapsed Policy, subject to certain conditions.

Tax Risk

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code of 1986, as amended (the “Code”). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance with respect to Policies issued on a substandard basis (i.e., a rate class involving a higher than standard mortality risk), and it is not clear whether such a Policy would in all cases satisfy the applicable requirements, particularly if the Owner pays the full amount of premiums permitted under the Policy. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Policy Account Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be excludible from the gross income of the Beneficiary. As a result, the Beneficiary generally should not have to pay U.S. federal income tax on the death benefit, although other taxes, such as estate taxes, may apply.

In general, depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. If a Policy is treated as a MEC, then surrenders, withdrawals, and loans (including loans secured by collateral assignment) under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% additional income tax may be imposed on surrenders, withdrawals, and loans taken before you attain age 59½. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% additional income tax. We will monitor Policies and will attempt to notify an Owner on a timely basis if his or her Policy is in jeopardy of becoming a MEC.

See “Tax Considerations”. You should consult a qualified tax advisor for assistance in all Policy-related tax matters.

Withdrawal and Surrender Risk

The surrender charge under the Policy applies for 10 Policy Years after the Policy Date. An additional surrender charge will be applicable for 10 years from the date of any increase in the Basic Amount. It is possible that you will receive no Cash Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy Account Value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse, because surrender charges decrease the Cash Surrender Value, which is a measure we use to determine whether your Policy will enter a grace period (and possibly lapse). See “Risk of Lapse”.

Only four withdrawals are permitted each Policy Year, and we will reduce your Basic Amount by the amount of any withdrawal if Death Benefit Option 1 is in effect.

Surrenders and withdrawals may have tax consequences.

Loan Risk

A Policy loan, whether or not repaid, will affect Policy Account Value over time because we subtract the Loan Amount from the Subaccounts and/or Fixed Account as collateral and hold it in the Loan Account. This loan collateral does not participate in the investment performance of the Subaccounts or receive any higher current interest rate credited to the Fixed Account. We reduce the amount we pay on the Insured’s death by any Loan Amount. Your Policy may lapse if your Cash Surrender Value is insufficient to cover charges due to an outstanding Loan Amount.

A loan may have tax consequences. In addition, if you surrender the Policy or allow it to lapse while a Policy loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

Risk of Increase in Current Fees and Charges

Certain fees and charges are currently assessed at less than their maximum levels. We may increase these current charges in the future up to their guaranteed maximum levels. If fees and charges are increased, you may need to increase the amount and/or frequency of Premiums to keep the Policy in force.

Fund Risks

A comprehensive discussion of the risks of each Fund may be found in the Funds’ prospectus. Please refer to the Funds’ prospectus for more information.

There is no assurance that any Fund will achieve its stated investment objective.

Fee Table

The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning, and surrendering the Policy. Certain fees and charges are payable only if you choose an optional Policy feature. If the amount of a charge varies depending on the individual characteristics of the Insured, such as Age, sex or underwriting class, the tables show the minimum and maximum possible charges as well as the charges for a typical Insured. These minimum, maximum and typical charges may assist you in understanding the range of possible charges as well as the charge a typical Owner or Insured may pay, but these charges may not be representative of the amount you actually pay.

The first table describes the fees and expenses that a Policy Owner will pay at the time that he or she buys the Policy, surrenders the Policy, or transfers Policy Account Value among the Subaccounts and the Fixed Account.

Transaction Fees

Amount Deducted

Charge	When Charge is Deducted	Guaranteed Charge[1]	Current Charge[1]

Premium Charge (Maximum sales charge imposed on premium)	Upon receipt of each premium payment	5% of each premium payment	5% of each premium payment

Surrender Charge[2]
On Basic Amount:
Minimum and Maximum Charge	Upon surrender or lapse during the first 10 Policy Years	Minimum of $1.20 and maximum of $21 per $1,000 of Basic Amount	Minimum of $1.20 and maximum of $21 per $1,000 of Basic Amount

Charge for an Insured, Age 30 at issue, in the third Policy Year	Upon surrender or lapse during the first 10 Policy Years	$3.60 per $1,000 of Basic Amount	$3.60 per $1,000 of Basic Amount

On Increase in Basic Amount:
Minimum and Maximum Charge	Upon surrender or lapse during the first 10 years after an increase in Basic Amount	Minimum of $1.20 and maximum of $21 per $1,000 of increase in Basic Amount	Minimum of $1.20 and maximum of $21 per $1,000 of increase in Basic Amount

Charge for an Insured, Age 30 on the Policy Anniversary preceding the increase, in the third year following the increase	Upon surrender or lapse during the first 10 years after an increase in Basic Amount	$3.60 per $1,000 of increase in Basic Amount	$3.60 per $1,000 of increase in Basic Amount

Withdrawal Processing Fee	Upon withdrawal	The lesser of $25 or 2% of each amount withdrawn	The lesser of $25 or 2% of each amount withdrawn

Transfer Fees[3]	Upon transfer	$25 per transfer	$25 per transfer

Monthly Payment Plan Fee[4]	Upon election of Monthly Payment Plan	$2 initial fee	$2 initial fee

(1)	For each type of charge, the current charge and the guaranteed charge is shown. The current charge is the amount currently charged and the guaranteed charge is the maximum amount permitted by the Policy.

(2)	The Surrender Charge is in effect for the first 10 Policy Years, as well as the first 10 years after an increase in Basic Amount. It increases monthly in the first two years, remains level for the next four years, then decreases by 1/5 each year for the next five years to zero. Surrender charges vary based on the Insured’s Age at issue or on the Policy Anniversary preceding an increase in the Basic Amount (as applicable). The surrender charges as shown in the table may not be typical of the charges you will pay. Your Policy’s schedule pages will indicate the surrender charges applicable to your Policy, and more detailed information concerning surrender charges is available on request from our Securities Products Department. See Appendix A for sample surrender charges.

(3)	We currently do not assess a transfer charge, but we reserve the right to impose this charge on each transfer in a Policy Year in excess of 12.

(4)	The Monthly Payment Plan Fee is assessed only if you elect to participate in the Monthly Payment Plan.

The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Fund fees and expenses.

Periodic Charges Other Than Fund Operating Expenses

Amount Deducted

Charge	When Charge is Deducted	Guaranteed Charge[1]	Current Charge[1]

Cost of Insurance[5]
Minimum and Maximum Charge	On Policy Date and monthly on Deduction Date	Minimum of $ .0567 and maximum of $83.3333 per $1,000 of net amount at risk[6] per month	Minimum of $.0420 and maximum of $28.8769 per $1,000 of net amount at risk per month

Charge for a male Insured, Age 30, in the non-tobacco rate class	On Policy Date and monthly on Deduction Date	$.1209 per $1,000 of net amount at risk per month	$.1180 per $1,000 of net amount at risk per month

Monthly Expense Charge	On Policy Date and monthly on Deduction Date	$8	$8[7]

Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% of the average daily net assets of each Subaccount you are invested in	Annual rate of 0.80% of the average daily net assets of each Subaccount you are invested in

(5)	Cost of insurance charges vary based on the Insured’s Age, sex, rate class, Policy Year, Basic Amount, and net amount at risk. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy’s schedule pages will indicate the guaranteed cost of insurance charges applicable to your Policy, and more detailed information concerning cost of insurance charges is available on request from our Securities Products Department.

(6)	The net amount at risk is equal to the difference between (1) the amount of insurance attributable to the Basic Amount at issue or as increased, as applicable, on the Deduction Date at the start of the month divided by 1.0032737, and (2) the Policy Account Value attributable to the Basic Amount at issue or as increased, as applicable, on the Deduction Date at the start of the month after the deduction of the part of the Monthly Deduction that does not include the cost of insurance and the monthly charge for any Waiver of Monthly Deduction rider.

(7)	Those persons who purchased a Policy before July 1, 2004 are charged a current monthly expense charge of $6.

Periodic Charges Other Than Fund Operating Expenses

Amount Deducted

Charge	When Charge is Deducted	Guaranteed Charge[1]	Current Charge[1]

Optional Charges:[8]
Accidental Death Benefit Rider:[9]
Minimum and Maximum Charge	On Rider Effective Date and monthly on Deduction Date	Minimum of $.04 and maximum of $.09 per $1,000 of rider coverage amount per month	Minimum of $.04 and maximum of $.09 per $1,000 of rider coverage amount per month

Charge for an Insured, Age 30, in the first Policy Year following the Rider Effective Date	On Rider Effective Date and monthly on Deduction Date	$.05 per $1,000 of rider coverage amount per month	$.05 per $1,000 of rider coverage amount per month

Additional Insured’s Level Term Rider:
Minimum and Maximum Charge	On Rider Effective Date and monthly on Deduction Date	Minimum of $.0767 and maximum of $15.4277 per $1,000 of rider coverage amount per month	Minimum of $.0492 and maximum of $9.3603 per $1,000 of rider coverage amount per month

Charge for a female Insured, Age 35, in the non-tobacco rate class, in the first Policy Year following the Rider Effective Date	On Rider Effective Date and monthly on Deduction Date	$.1259 per $1,000 of rider coverage amount per month	$.1026 per $1,000 of rider coverage amount per month

Children’s Term Rider:	On Rider Effective Date and monthly on Deduction Date	$.40 per $1,000 of rider coverage amount per month	$.40 per $1,000 of rider coverage amount per month

Waiver of Monthly Deduction Rider:
Minimum and Maximum Charge	On Rider Effective Date and monthly on Deduction Date	Minimum of $.0065 and maximum of $.3589 per $1 of the Monthly Deduction per month	Minimum of $.0065 and maximum of $.3589 per $1 of the Monthly Deduction per month

(8)	Optional Charges are the charges that apply if a Policy Owner elects to add riders to the Policy or to take a loan. Charges for the Accidental Death Benefit Rider and Guaranteed Insurability Option Rider may vary based on the Insured’s Age and rider coverage amount. Charges for Waiver of Monthly Deduction Rider may vary based on the Insured’s Age and monthly deduction amount. Charges for the Additional Insured’s Level Term Rider may vary based on the Insured’s Age, sex, rate class, and rider coverage amount. Charge for the Children’s Term Rider is based on units of coverage. One unit of coverage provides a $1,000 death benefit for each child. Charges based on Age may increase as the Insured ages. The rider charges shown in the table may not be typical of the charges you will pay. Your Policy’s schedule pages will indicate the rider charges applicable to your Policy, and more detailed information concerning rider charges is available on request from our Securities Products Department.

(9)	As of July 1, 2004, the Accidental Death Benefit Rider was no longer available for a Policy Owner to elect as a supplemental benefit to the Policy.

Periodic Charges Other Than Fund Operating Expenses

Amount Deducted
Charge	When Charge is Deducted	Guaranteed Charge[1]	Current Charge[1]

Charge for an Insured, Age 25, in the first Policy Year following the Rider Effective Date	On Rider Effective Date and monthly on Deduction Date	$.0285 per $1 of the Monthly Deduction per month	$.0285 per $1 of the Monthly Deduction per month

Guaranteed Insurability Option Rider:
Minimum and Maximum Charge	On Rider Effective Date and monthly on Deduction Date	Minimum of $.03 and maximum of $.24 per $1,000 of rider coverage amount per month	Minimum of $.03 and maximum of $.24 per $1,000 of rider coverage amount per month

Charge for an Insured, Age 25, in the first Policy Year following the Rider Effective Date	On Rider Effective Date and monthly on Deduction Date	$.08 per $1,000 of rider coverage amount per month	$.08 per $1,000 of rider coverage amount per month

Loan Interest Spread[10]	On Policy Anniversary or earlier, as applicable[11]	Annual rate of 2.00%[12]	Annual rate of 2.00%[12]

(10)	The loan interest spread is the difference between the amount of interest we charge you for a Policy loan (which is 8.00% or less annually) and the amount of interest we credit to the Loan Account (guaranteed not to be lower than 6.00% annually).

(11)	While a Policy loan is outstanding, loan interest is payable in arrears on each Policy Anniversary or, if earlier, on the date of loan repayment, lapse, surrender, Policy termination, or the Insured’s death.

(12)	For Policies purchased on or after July 1, 2004, the loan interest spread will be at an annual rate of 2.00% during the first 10 Policy Years; 1.00% for Policy Years 11 through 20; and 0.50% for Policy Years 21 and later.

The following tables describe the Fund fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy. The fees and expenses are for the fiscal year ended December 31, 2005. Expenses of the Funds may be higher or lower in the future. More detail concerning each Fund’s fees and expenses is contained in the prospectus for the Funds.

The following table shows the minimum and maximum total Annual Fund Operating Expenses (before waiver or reimbursement) charged by any of the Funds for the fiscal year ended December 31, 2005. The table includes estimated expense information for the Large Cap Equity Fund, the Small Cap Equity Fund and the International Equity Fund because the Trust’s registration statement with respect to those Funds was effective on August 1, 2005.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets):

	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.32%	1.35%

The following table shows the fees and expenses (before waiver or reimbursement) charged by each Fund for the fiscal year ended December 31, 2005. The table includes estimated expense information for the Large Cap Equity Fund, the Small Cap Equity Fund and the International Equity Fund because the Trust’s registration statement with respect to those Funds was effective on August 1, 2005.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets):

Fund	Investment Advisory Fees	12b-1 Fees	Other Expenses	Total Annual Expenses (13)
Large Cap Equity Index Fund	0.26%	N/A	0.06%	0.32%
Small Cap Equity Index Fund	0.40%	N/A	0.10%	0.50%
International Equity Index Fund	0.55%	N/A	0.19%	0.74%
Large Cap Equity Fund	0.60%	N/A	0.25%	0.85%
Small Cap Equity Fund	0.80%	N/A	0.30%	1.10%
International Equity Fund	0.80%	N/A	0.55%	1.35%
Stock and Bond Balanced Fund (13)	0.36%	N/A	0.14%	0.50%
Bond Fund	0.50%	N/A	0.07%	0.57%
Money Market Fund	0.40%	N/A	0.14%	0.54%

(13)	The investment adviser to the Funds has voluntarily agreed to bear the expenses incurred by each Fund (other than the International Equity Index Fund and International Equity Fund), other than the investment advisory fee, that exceed 0.10% of such Fund’s average daily net assets, and the investment adviser to the Funds has agreed to bear all of the Stock and Bond Balanced Fund’s own Other Expenses. The investment adviser to the Funds has agreed to bear the expenses incurred by the International Equity Index Fund and International Equity Fund, other than the investment advisory fee, that exceed 0.20% of that Fund’s average daily net assets. These expense limitation arrangements are voluntary and the investment adviser can eliminate them at any time. After taking into account these arrangements, annual Fund operating expenses were:

Fund	Investment Advisory Fees	12b-1 Fees	Other Expenses	Total Annual Expenses
Large Cap Equity Fund	0.60%	N/A	0.10%	0.70%
Small Cap Equity Fund	0.80%	N/A	0.10%	0.90%
International Equity Fund	0.80%	N/A	0.20%	1.00%
Stock and Bond Balanced Fund (14)	0.36%	N/A	0.06%	0.42%
Money Market Fund	0.40%	N/A	0.10%	0.50%

(14)	The Stock and Bond Balanced Fund invests in the Large Cap Equity Index Fund and the Bond Fund. The Stock and Bond Balanced Fund does not pay investment advisory fees directly, but indirectly bears its share of the investment advisory fees incurred by the Large Cap Equity Index Fund and the Bond Fund. Therefore, the investment results of the Stock and Bond Balanced Fund are net of these indirect fees. The relative amounts that the Stock and Bond Balanced Fund invests in the Large Cap Equity Index Fund and the Bond Fund at any one time will fluctuate, but under normal circumstances, the Stock and Bond Balanced Fund attempts to maintain approximately 60% of its net assets in shares of the Large Cap Equity Index Fund and approximately 40% of its net assets in shares of the Bond Fund. Based on these percentages, an approximate indirect investment advisory fee and approximate indirect Other Expenses of those underlying Funds have been derived for the Stock and Bond Balanced Fund. This derived fee is used for the purpose of showing the Stock and Bond Balanced Fund’s annual expenses in the table. By investing in the Large Cap Equity Index Fund and the Bond Fund, the Stock and Bond Balanced Fund will indirectly bear its share of those underlying Funds’ Other Expenses and will incur its own other expenses.

For information concerning compensation paid for the sale of the Policies, see “Additional Information, Sale of the Policies.”

policy

The Policy

Applying for a Policy. To purchase a Policy, you must complete an application and submit it to an authorized State Farm agent. You also must pay an initial premium of a sufficient amount. See “Premiums”. You can submit your initial premium with your application or at a later date. Coverage becomes effective as of the date we receive the premium, but is limited to $300,000 (unless the Insured is under 15 days old in which case coverage will not exceed $3,000) until the application is approved.

Generally, State Farm will issue a Policy covering an Insured up to age 80 if evidence of insurability satisfies our underwriting rules and we have received an initial premium of sufficient amount. This amount must be at least equal to 2 times the minimum monthly premium if the payment mode of the Policy is monthly, and 12 times the minimum monthly premium if the payment mode of the Policy is annual. Evidence of insurability may include, among other things, a medical examination of the Insured. We reserve the right not to accept an application for any lawful reason.

Ownership and Beneficiary Rights. The Policy belongs to the Owner named in the application. The Owner is the Insured unless the application specifies a different person as the Insured or the Owner is changed thereafter. While the Insured is living, the Owner may exercise all of the rights and options described in the Policy. The principal rights of the Owner include selecting and changing the Beneficiary, changing the Owner, and assigning the Policy. Changing the Owner may have tax consequences and you should consult a tax advisor before doing so.

The principal right of the Beneficiary is the right to receive the Death Benefit under the Policy.

Comparison with Universal Life Insurance. The Policy is similar in many ways to universal life insurance. As with universal life insurance:

•	the Owner pays premiums for insurance coverage on the Insured;

•	the Policy provides for the accumulation of a Cash Surrender Value that is payable if you surrender the Policy during the Insured’s lifetime; and

•	the Cash Surrender Value may be substantially lower than the premiums paid.

However, the Policy differs significantly from universal life insurance in that the Policy Account Value may decrease if the investment performance of the Subaccounts to which you allocated Policy Account Value declines (or is not sufficiently favorable). If the Cash Surrender Value becomes insufficient to cover charges when due and the Death Benefit Guarantee is not in effect, the Policy will lapse without value after a grace period. See “Premiums to Prevent Lapse”.

Free Look Right to Cancel Policy. During your “free-look” period, you may cancel your Policy and receive a refund of all premiums paid. The free look period expires 10 days after you receive your Policy. Some states may require a longer period. During this limited period, State Farm will allocate Net Premiums paid to the Fixed Account. If you decide to cancel the Policy, you must return it by mail or other delivery to State Farm or to an authorized State Farm agent. Immediately after mailing or delivery, State Farm will deem the Policy void from the beginning.

State Variations. Certain provisions of the Policy may be different than the general description in this prospectus, and certain riders and options may not be available, because of legal restrictions in your state. See your Policy for specific variations since any such state variations will be included in your Policy or in riders or endorsements attached to your Policy. See your State Farm agent or contact our Securities Products Department for specific information that may be applicable to your state.

Exchanges from State Farm Universal Life and State Farm Traditional Ordinary Whole Life. State Farm will permit certain owners of a State Farm Universal Life policy or a State Farm Traditional Ordinary whole life policy to exchange such policy for a Policy subject to the following conditions:

(1)	the initial Basic Amount for the Policy must equal or exceed the basic amount less any policy loan and accrued loan interest for the original policy;

(2)

we will waive evidence of insurability where the initial Basic Amount of the Policy is equal to the basic amount less any policy loan and accrued loan interest for the original policy, where the Death Benefit options are the same for exchanges from a Universal Life policy or where the Death Benefit option is Option 1 for exchanges from a Traditional Ordinary whole life policy, and where we received all medical underwriting criteria required to determine the rate class on the new Policy during the application process of the original policy; and

(3)	the original policy must be cash surrendered and cannot be reinstated for any reason.

On exchanges from a Universal Life policy to a Policy, we will waive the 5% premium charge on the Policy for the amount transferred from the original policy to the Policy, subject to the availability rules.

On exchanges from a Traditional Ordinary whole life policy to a Policy, we will waive the 5% premium charge on the Policy for the amount transferred from the Traditional Ordinary whole life policy to the Policy.

State Farm can change this program at any time. We reserve the right to refuse an exchange for any lawful reason.

Conversion of Term Insurance. An Insured of a Policy converted from an eligible State Farm term insurance coverage will be placed in a super preferred or preferred rate class if the Insured was in a super preferred or preferred rate class, respectively, under the term insurance coverage and the conversion occurred within 5 policy years following issue of the term insurance coverage. The Policy must offer super preferred or preferred rate classes and the minimum Basic Amount for these rate classes must be met. We reserve the right to change or discontinue this conversion privilege at any time.

Premiums

The premium amounts sufficient to fund a Policy depend on a number of factors, such as the Age, sex, and rate class of the proposed Insured, the desired Basic Amount, and any supplemental benefits. After you pay the initial premium, you may pay additional premiums in any amount and at any time. However, total premiums paid in a Policy Year may not exceed guideline premium limitations for life insurance set forth in the Code. We reserve the right to reject any premium that would result in the Policy being disqualified as life insurance under the Code and will refund any rejected premium. In addition, we will monitor Policies and will attempt to notify the Owner on a timely basis if his or her Policy is in jeopardy of becoming a modified endowment contract under the Code. If we detect that your Policy has become a MEC, we will send you a notice to that effect. We will continue your Policy as a MEC, unless you request that we return the premium causing your Policy to become a MEC to you within the time period prescribed by applicable provisions of the Code. See “Tax Considerations”.

State Farm allows a credit on conversions of eligible State Farm term insurance to the Policy. The amount of the credit is based on the premiums paid on the term coverage during the 12 months prior to conversion. The amount of the credit will be added to the premium, if any, submitted by the Owner converting the term coverage, and will be treated as part of the initial premium for the Policy (except for purposes of the free look provision). Therefore, the credit will be included in the premiums for purposes of calculating and deducting the premium charge. See “Charges and Deductions, Premium Charge”. State Farm will not recapture the credit if you surrender the Policy. State Farm will not include the amount of the credit for purposes of calculating agent compensation. See “Additional Information, Sale of the Policies”. State Farm treats the credit as an additional premium paid for life insurance and MEC testing purposes and includes it in the Policy’s investment in the contract.

Planned Premiums. When you apply for a Policy, you select a monthly or annual premium payment plan. You may arrange for monthly premiums to be paid via automatic deduction from your checking account. Under the Monthly Payment Plan, there is a fee assessed under this plan. See “Charges and Deductions.” You are not required to pay premiums in accordance with this premium plan; rather, you can pay more or less than planned or skip a planned premium entirely. You can change the amount of planned premiums and payment arrangements, or switch between monthly and annual frequencies, whenever you want by providing satisfactory written or telephone instructions to the Securities Products Department (if we have your telephone authorization on file), which will be effective upon our receipt of the instructions. See “Telephone Transactions”.

Depending on the Policy Account Value at the time of an increase in the Basic Amount and the amount of the increase requested, a change in the amount of planned premiums may be advisable. See “Changing the Basic Amount”.

Premiums to Prevent Lapse. Failure to pay planned premiums will not necessarily cause a Policy to lapse. Whether a Policy lapses depends on whether its Cash Surrender Value is insufficient to cover the Monthly Deduction when due. If the Cash Surrender Value on a Deduction Date is less than the Monthly Deduction we are to deduct on that date and the Death Benefit Guarantee is not in effect, the Policy will be in default and a grace period will begin. See “Charges and Deductions, Monthly Deduction” and “Death Benefit Guarantee” below. This could happen if the Cash Surrender Value has decreased due to insufficient investment experience or because premiums paid have been insufficient to offset the Monthly Deduction.

You have until the end of the grace period to pay the required premium. If the grace period ends prior to the end of the Death Benefit Guarantee (see “Death Benefit Guarantee”), the required premium must be large enough to provide the lesser of (1) the Minimum Premium necessary at the end of the grace period, or (2) an amount large enough to provide an increase in the Cash Surrender Value sufficient to cover the Monthly Deductions for the grace period and any increase in the surrender charges. If the grace period ends after the end of the Death Benefit Guarantee, the required premium must be large enough to provide an increase in the Cash Surrender Value sufficient to cover the Monthly Deductions for the grace period and any increase in the surrender charges. State Farm will send notice of the amount required to be paid during the grace period to your last known address and to any assignee of record. The grace period will end 61 days after we send the notice and your Policy will remain in effect during the grace period. If the Insured should die during the grace period before you pay the required premium, the Death Benefit will still be payable to the Beneficiary, although the amount paid will reflect a reduction for the Monthly Deduction(s) due on or before the date of the Insured’s death. See “Amount of Death Benefit Payable”. If you do not pay the required premium before the grace period ends, your Policy will lapse. It will have no value and no benefits will be payable. See “Reinstatement” for a discussion of your reinstatement rights.

A grace period also may begin if the Cash Surrender Value is insufficient to cover charges due to the outstanding Loan Amount. See “Effect of Policy Loan”.

Death Benefit Guarantee. During the first 10 Policy Years (first 9 Policy Years for Policies issued in Texas), so long as cumulative premiums paid, less withdrawals and the Loan Policy Account Value, are at least equal to the Minimum Premium amount for your Policy, the Policy will remain in force, regardless of the sufficiency of Cash Surrender Value to cover Monthly Deductions. The Minimum Premium amount for your Policy is equal to the cumulative Minimum Monthly Premium. We determine the Minimum Monthly Premium based on the Insured’s Age, sex and rate class, the Basic Amount, and any supplemental benefits.

Crediting Premiums to the Policy. We will credit your initial premium received in proper form to the Policy on the Policy Date. We will credit any additional premium received in proper form after the Policy Date to the Policy as of the end of the Valuation Period when we receive the premium at our Securities Products Department. Any amounts allocated to the Variable Account will be based on the unit value next computed after receipt. See “Subaccount Policy Value”. We will process any premium received in proper form in our Securities Products Department after the close of the Valuation Period on the next Valuation Day. We will deem any premiums we receive on a non-Valuation Day as being received on the next succeeding Valuation Day.

Allocation Options

Net Premium Allocations. When you apply for a Policy, you specify the percentage of Net Premium you want to allocate to each Subaccount and the Fixed Account. You can change the allocation percentages at any time by sending satisfactory written or telephone instructions to the Securities Products Department (if we have your telephone authorization on file). See “Telephone Transactions”. The change will apply to all premiums we receive with or after we receive your instructions. Net Premium allocations must be in percentages totaling 100%, and each allocation percentage must be a whole number.

Until the free look period expires, we will allocate all Net Premiums to the Fixed Account. At the end of this period, we transfer the Policy Account Value to the Subaccounts and/or retain it in the Fixed Account based on the net premium allocation percentages in effect at the time of the transfer. See “How Your Policy Account Values Vary”. Solely for this purpose, we assume your free look period starts 10 days after we issue your Policy.

Subaccount Options. The Variable Account has nine Subaccounts, each investing in a specific Fund of the Trust. The Trust is a series-type fund registered with the SEC as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The paragraphs below summarize the investment objective(s) and certain investment strategies of each of the Funds in which Subaccounts invest. There is no assurance that any Fund will meet its objective(s).

•	The Large Cap Equity Index Fund seeks to match the performance of the Standard & Poor’s® Composite Index of 500 Stocks[1]. This Fund will pursue its objective by investing primarily on a capitalization- weighted basis in the securities that make up the S&P 500.

•	The Small Cap Equity Index Fund seeks to match the performance of the Russell 2000® Small Stock Index[2]. This Fund will pursue its objective by investing primarily in a representative sample of stocks found in the Russell 2000.

•	The International Equity Index Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australia and Far East Free Index (the “EAFE® Free”)[3]. This Fund will pursue its objective by investing primarily in a representative sample of stocks found in the EAFE Free.

•	The Large Cap Equity Fund seeks long-term growth of capital. The Fund invests under normal circumstances at least 80% of its net assets in common stocks and other equity securities of U.S. companies with market capitalizations of at least $1.5 billion.

•	The Small Cap Equity Fund seeks long-term growth of capital. The Fund invests under normal circumstances

(1)  “Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by State Farm and the Trust. Neither the State Farm Variable Universal Life Policy, the Large Cap Equity Index Fund, nor the Stock and Bond Balanced Fund (the “Product and the Funds”) is sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Product and the Funds.

(2)  The Russell 2000® Index is a trademark/service mark of the Frank Russell Company. Russell is a trademark of the Frank Russell Company.

The Small Cap Equity Index Fund (the “Fund”) is not sponsored, endorsed, sold or promoted by the Frank Russell Company, and the Frank Russell Company makes no representation regarding the advisability of investing in the Fund.

(3)  The Morgan Stanley Capital International Europe, Australia and Far East Free (EAFE® Free) Index is the exclusive property of Morgan Stanley & Co. Incorporated (“Morgan Stanley”). Morgan Stanley Capital International is a service mark of Morgan Stanley and has been licensed for use by the Trust. The International Equity Index Fund (the “International Fund”) is not sponsored, endorsed, sold or promoted by Morgan Stanley and Morgan Stanley makes no representation regarding the advisability of investing in the International Fund.

at least 80% of the value of its net assets plus any borrowing in equity securities of companies with relatively small market capitalizations located in U.S. The companies in which the fund invests typically have market capitalizations in the same range as found in the Russell 2000 Small Stock Index.

•	The International Equity Fund seeks long-term growth of capital. The Fund invests primarily in common stocks of companies located in Europe, Canada, Australia and the Far East. The fund may also invest in companies located in other countries. There is no restriction on the size of the companies in which the Fund invests.

•	The Bond Fund seeks to realize over a period of years the highest yield consistent with prudent investment management through current income and capital gains. This Fund will pursue its objective by investing primarily in good quality bonds issued by domestic companies.

•	The Stock and Bond Balanced Fund seeks long-term growth of capital, balanced with current income. This Fund will pursue its objective by investing primarily in the Trust’s Large Cap Equity Index Fund and the Bond Fund.

•	The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. This Fund will pursue its objective by investing exclusively in high quality money market instruments. Neither the U.S. government nor the Federal Deposit Insurance Corporation insure or guarantee an investment in the Money Market Fund. This Fund will attempt to maintain a stable net asset value of $1.00 per share, but there can be no assurance that the Fund will be able to do so.

The yield of the Subaccount investing in the Money Market Fund is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund, the types and quality of portfolio securities held by the Money Market Fund, and the Money Market Fund’s operating expenses. During extended periods of low interest rates, the yields of the Money Market Subaccount may be extremely low and possibly negative.

State Farm Investment Management Corp. (“SFIM”), a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company, serves as investment adviser to the Trust. SFIM has engaged Barclays Global Fund Advisors as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap Equity Index Fund, the Small Cap Equity Index Fund, and the International Equity Index Fund. SFIM has engaged Capital Guardian Trust Company as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap Equity Fund, the Small Cap Equity Fund and the International Equity Fund.

In addition to the Variable Account, the Funds may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, material conflicts could arise as a result of such “mixed and shared” investing.

The Funds are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that the same investment adviser may manage. The investment results of the Funds, however, may be higher or lower than the results of such other portfolios. We provide no assurance or representation that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, the same investment objectives and policies, and/or a very similar name.

The accompanying prospectus for the Trust contains further information about the Funds, including a description of Fund risks and expenses. Please carefully read the Trust’s prospectus in conjunction with this prospectus and keep it for future reference.

Fixed Account Option. The Fixed Account is part of our general account. It is not a separate account. We credit amounts allocated to the Fixed Account with interest for the period of allocation at rates we determine in our sole discretion, but in no event will interest credited on these amounts be less than an effective annual rate of 4%. The current interest rate is the guaranteed interest rate plus any excess interest rate. We determine the current interest rate periodically. You assume the risk that interest credited may not exceed the guaranteed minimum rate of 4% per year. See “State Farm’s Fixed Account Option”. There are significant limits on your right to transfer Policy Account Value from the Fixed Account. See “Transfers” below.

Transfers. You may transfer Policy Account Value from and among the Subaccounts at any time after the end of the free look period. The minimum amount of Policy Account Value that you may transfer from a Subaccount is $250, or, if less, the Policy Account Value held in the Subaccount. You may transfer Policy Account Value held in the Fixed Account to a Subaccount or Subaccounts only once each Policy Year and only during the 30-day period following the end of each Policy Year. Unused transfers do not carry over to the next year. The maximum transfer amount is the greater of 25% of the Policy Account Value held in the Fixed Account on the date of the transfer or $1,000, unless waived by us. The amount transferred must be at least $250, or, if less, the Policy Account Value held in the Fixed Account.

You may make transfer requests by satisfactory written or telephone request (if we have your telephone authorization on file). See “Telephone Transactions”. A transfer will take effect at the end of the Valuation Period during which we receive the request at the Securities Products Department. State Farm may, however, defer transfers under the same conditions that we may delay paying proceeds. We will process any transfer request received in our Securities Products Department after the close of the Valuation Period on the next Valuation Day. There is no limit on the number of transfers from and among the Subaccounts. However, State Farm reserves the right to impose a $25 per transfer processing fee on each transfer in a Policy Year in excess of 12. State Farm reserves the right to modify, restrict, suspend or eliminate the transfer privileges, including telephone transfer privileges, at any time, for any reason.

Market Timing. State Farm does not accommodate inappropriate frequent trading including short-term “market timing” transactions among Subaccounts, as these transfers can adversely affect the Funds, other Owners and the performance of the Subaccounts. In particular, such transfers may dilute the value of the Fund’s shares, interfere with the efficient management of the Funds’ portfolios, and increase brokerage and administrative costs of the Funds. In order to protect our Owners and the Funds from this potential harmful activity, we have implemented market timing policies and procedures. Our market timing policies and procedures are designed to try to discourage, detect and deter frequent transfer activity among the Subaccounts that may adversely affect other Owners or Fund shareholders.

Owners seeking to engage in frequent transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners or Fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our market timing policies and procedures will detect every potential market timer, but we apply our market timing policies and procedures uniformly, including any and all restrictions, to all Owners without special arrangement, waiver or exception. Because we cannot guarantee that our market timing policies and procedures will detect every market timer, Owners bear the risk that frequent transfer activity may occur, resulting in dilution of the value of Fund shares, interference with the efficient management of the Funds’ portfolios, and increases in the Funds’ brokerage and administrative costs.

If we believe, in our judgment, that an Owner has been engaged in market timing (i.e. frequent trading that could adversely affect the Funds, other Owners, or the performance of the Subaccounts), we will reject a transfer request. We also will restrict a market timer’s transfer privileges by notifying the Owner that from that date forward he or she will only be permitted to make transfers to or from specified Subaccounts by original signature conveyed through U.S. regular mail and any telephone, facsimile or overnight delivery instructions will not be accepted. We will impose this restriction for one calendar year. We will apply this policy uniformly to all similarly situated Policies. Please keep in mind that once an Owner has been identified as a market timer, we will impose this original signature restriction on that Owner even if we cannot specifically identify, in the particular circumstances, any harmful effect from that Owner’s particular transfers.

In our sole discretion, we may revise our market timing policies and procedures at any time without prior notice as necessary to better detect and deter frequent transfers that may adversely affect other Owners or Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on market timers. If we revise our market timing policies and procedures, we will apply such changes uniformly to all similarly situated Policies. To the extent permitted by applicable law, we reserve the right to impose a redemption fee.

We do not include transfers made pursuant to the dollar-cost averaging and portfolio rebalancing programs in these limitations.

Dollar-Cost Averaging Program. The dollar-cost averaging program permits you to systematically transfer on a monthly, quarterly, semi-annual or annual basis a set dollar amount from either the Subaccount investing in the Money Market Fund (the “Money Market Subaccount”) or the Subaccount investing in the Bond Fund (the “Bond Subaccount”) to any combination of Subaccounts and/or the Fixed Account. If the Money Market Subaccount or the Bond Subaccount is the Subaccount from which the transfer is made, it cannot also be used as one of the Subaccounts in this combination. The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. Dollar-cost averaging does not assure a profit or protect against a loss.

Portfolio Rebalancing Program. Once your money has been allocated among the Subaccounts, the performance of each Subaccount may cause your allocation to shift. You may instruct us to automatically rebalance (on a monthly, quarterly, semi-annual or annual basis) the value of your Policy in the Subaccounts to return to the percentages specified in your allocation instructions. Portfolio rebalancing does not assure a profit or protect against a loss.

Charges and Deductions

State Farm deducts the charges described below. The charges are for the services and benefits State Farm provides, costs and expenses State Farm incurs and risks State Farm assumes under or in connection with the Policies.

Services and benefits State Farm provides include:

•	the death, cash and loan benefits provided by the Policy;

•	investment options, including Net Premium allocations, dollar-cost averaging and portfolio rebalancing programs;

•	administration of various elective options under the Policy;

•	the distribution of various reports to Owners; and

•	the ability to make monthly premium payments under the Monthly Payment Plan.

Costs and expenses State Farm incurs include those associated with underwriting applications, increases in Basic Amount, and riders, various overhead and other expenses associated with providing the services and benefits under the Policy, sales and marketing expenses, and other costs of doing business, such as federal, state and local premium and other taxes and fees.

Risks State Farm assumes include the risks that Insureds may live for a shorter period of time than estimated, therefore resulting in the payment of greater Death Benefits than expected, and that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

•	Premium Charge. State Farm deducts a 5% charge from each premium payment before allocating the resulting Net Premium to the Policy Account Value.

•	Mortality and Expense Risk Charge. State Farm currently deducts a daily charge from assets in the Subaccounts attributable to the Policies at an annual rate of 0.80% of net assets. State Farm guarantees that this charge will not exceed an annual rate of 0.90% of net assets. This charge does not apply to Fixed Account assets attributable to the Policies. We factor this charge into the Net Investment Factor. State Farm may profit from this charge and may use such profit for any lawful purpose including paying our expenses related to selling the Policies.

•	Monthly Deduction. State Farm deducts the Monthly Deduction on each Deduction Date from Policy Account Value in the Variable Account and the Fixed Account on a pro rata basis. The Monthly Deduction for each Policy consists of (1) the cost of insurance charge discussed below, (2) a current monthly expense charge of $8 ($6 for Policies purchased before July 1, 2004) guaranteed not to exceed $8 per month, and (3) any charges for additional benefits added by riders to the Policy (see “Supplemental Benefits”).

•	Surrender Charge. If you surrender or lapse the Policy during the first 10 Policy Years or the first 10 years after an increase in Basic Amount, State Farm will deduct a surrender charge based on the Basic Amount at issue, or increase, as applicable. State Farm will deduct the surrender charge before we pay any surrender proceeds. State Farm does not deduct a surrender charge upon a withdrawal, although it does apply a withdrawal processing fee, as described below. State Farm does not deduct a surrender charge upon a decrease in Basic Amount, but it also will not reduce the surrender charge upon a decrease in Basic Amount.

The surrender charge depends on the Insured’s Age at issue, or on the Policy Anniversary preceding an increase. We calculate the surrender charge based as an amount per $1,000 of the Basic Amount at issue or of the increase in Basic Amount. The maximum surrender charge amount per $1,000 of Basic Amount is $21, which is for Insured’s ages 70 to 80. During the 10-year period a surrender charge is in effect, it increases monthly in the first two years, remains level for the next four years, then decreases by  1/5 each year for the next five years to zero. See Appendix A for sample surrender charges. Your Policy will state the surrender charge for your Policy.

•	Transfer Charge. State Farm reserves the right to impose a $25 transfer processing fee on each transfer in a Policy Year in excess of 12. For purposes of assessing this fee, each transfer request is considered one transfer, regardless of the number of Subaccounts affected by the transfer. Any unused “free” transfers do not carry over to the next year.

•	Withdrawal Processing Fee. On each withdrawal, State Farm will assess a withdrawal processing fee equal to the lesser of $25 or 2% of the amount withdrawn. State Farm will deduct this charge from your Policy Account Value along with the withdrawal amount requested.

•	Monthly Payment Plan. You may elect to make premium payments under the Monthly Payment Plan. To establish the Monthly Payment Plan, a three month premium payment may be required. There is a $2 initial fee for the Monthly Payment Plan.

•	Loan Interest Charge. State Farm charges an annual interest rate on a Policy loan of 8.00%. If you purchased your Policy on or after July 1, 2004, the annual interest rate on a Policy loan will be 8.00% for the first 10 Policy Years, 7.00% for Policy Years 11 through 20 and 6.50% for Policy Years 21 and later. Loan interest is payable in arrears on each Policy Anniversary. After offsetting the 6.00% interest State Farm guarantees it will credit to the Loan Account, the maximum guaranteed net cost of loans is 2.00% (annually) and may be less.

•	Fund Expenses. There are Fund management fees and other expenses that are deducted from the average daily value of your money invested in the Subaccounts. See the fee table in this prospectus and the prospectus for the Trust for a description of the investment advisory fees and other expenses incurred by the Funds.

Comment on Cost of Insurance. The cost of insurance is a significant charge under your Policy because it is the primary charge for the Death Benefit provided by your Policy. The cost of insurance charge depends on a number of variables that cause the charge to vary from Policy to Policy and from

Deduction Date to Deduction Date. We calculate the cost of insurance separately for the Basic Amount at issue and for any increase in the Basic Amount. The cost of insurance charge is equal to the Company’s current monthly cost of insurance rate for the Insured multiplied by the net amount at risk under the Policy for the Basic Amount at issue or as increased. The net amount at risk is equal to the difference between (1) the amount of insurance attributable to the Basic Amount at issue or as increased, as applicable, on the Deduction Date at the start of the month divided by 1.0032737, and (2) the Policy Account Value attributable to the Basic Amount at issue or as increased, as applicable, on the Deduction Date at the start of the month after the deduction of the part of the Monthly Deduction that does not include the cost of insurance and the monthly charge for any Waiver of Monthly Deduction rider. We also calculate the net amount at risk separately for the Basic Amount at issue and for any increase in the Basic Amount. In determining the net amount at risk for each increase in Basic Amount, the Policy Account Value is first considered part of the initial Basic Amount. If the Policy Account Value exceeds the initial Basic Amount, it is then considered as part of any increases in Basic Amount in the order these increases took effect. The net amount at risk is affected by interest credited to the fixed account, Subaccount investment performance, loans, payments of premiums, Policy fees and charges, the Death Benefit option, withdrawals, and increases or decreases in Basic Amount. Your Policy describes more specifically how we calculate this amount.

We base the cost of insurance rate for the Insured on his or her Age, sex, applicable rate class, and Basic Amount. We base the cost of insurance charges on these same factors plus the net amount at risk. We use a standard method of underwriting in determining rate classes, which are based on the health of the Insured and other factors. We currently place Insureds in the following rate classes when we issue the Policy, based on our underwriting: a male or female or unisex rate class where appropriate under applicable law (currently including the state of Montana); and a tobacco, non-tobacco, preferred or super preferred rate class.

For all Policies, we also may place Insureds into classes with extra ratings, which reflect higher mortality risks and higher cost of insurance rates. We may make additional rate classes available in the future. We place juveniles in a male or female or unisex rate class. The original rate class applies to the initial Basic Amount. If we approve an increase in Basic Amount, a different rate class may apply to the increase, based on the Insured’s circumstances at the time of the increase. We may place an Insured into a rate class with extra ratings for a temporary period of time, due to occupation or temporary illness. We also may place an Insured into a rate class with permanent extra ratings.

We guarantee that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the Policy. We base the maximum cost of insurance rates on the Insured’s Age last birthday at the start of the Policy Year, sex, and, for issue ages 20 and over, tobacco use. If the Insured is age 20 and over on the Policy Date or the effective date of any increase in Basic Amount, the Commissioners 1980 Standard Ordinary Non-Smoker Table applies if the Insured is classified as non-tobacco; otherwise, the Commissioners 1980 Standard Ordinary Smoker Mortality Table applies. If the Insured is under age 20 on the Policy Date or the effective date of any increase in Basic Amount, the Commissioners 1980 Standard Ordinary Mortality Table applies. Modifications are made for rate classes other than standard.

How Your Policy Account Values Vary

Policy Account Value. The Policy Account Value serves as a starting point for calculating certain values under a Policy, such as the Cash Surrender Value and the Death Benefit. It is the aggregate of the value of your Policy in all of the Subaccounts of the Variable Account, the Fixed Account, and values held in our general account to secure Policy loans. See “Loan Benefits”. We determine the Policy Account Value on the Policy Date and thereafter on each Valuation Day. The Policy Account Value will vary from day to day to reflect the performance of the Subaccounts to which you allocate amounts, interest credited on amounts allocated to the Fixed Account and Loan Account, charges, transfers, withdrawals, Policy loans, Policy loan interest, and Policy loan repayments. There is no minimum guaranteed Policy Account Value. It may be more or less than premiums paid.

Cash Value. The Cash Value on a Valuation Day is the Policy Account Value reduced by any surrender charge that we would deduct if you surrendered the Policy on that day.

Cash Surrender Value. The Cash Surrender Value on a Valuation Day is the Cash Value reduced by any Loan Amount. For Policies issued in Maryland and Texas, if the Insured is alive on the Maturity Date, we will pay the Cash Surrender Value to the Owner and the Policy will terminate.

Subaccount Policy Value. On any Valuation Day, for each Subaccount the Subaccount Policy Value is equal to the number of Subaccount units credited to the Policy multiplied by their unit value for that Valuation Day. When you allocate an amount to a Subaccount, either by Net Premium allocation, transfer of Policy Account Value or repayment of a Policy loan, we credit your Policy with units in that Subaccount. We determine the number of units by dividing the dollar amount allocated, transferred or repaid to the Subaccount by the Subaccount’s unit value for the Valuation Day when we effect the allocation, transfer or repayment. The number of Subaccount units credited to a Policy will decrease when we take the allocated portion of the Monthly Deduction from the Subaccount, take a Policy loan from the Subaccount, transfer an amount from the Subaccount, take a withdrawal from the Subaccount, or surrender the Policy.

Unit Values. A Subaccount’s unit value varies to reflect the investment performance of the underlying Fund, and may increase or decrease from one Valuation Day to the next. We arbitrarily set the unit value for each Subaccount at $10 when we established the Subaccount. For each Valuation Period after the date of establishment, we determine the unit value by multiplying the value of a unit for a Subaccount for the prior Valuation Period by the net investment factor for the Subaccount for the current valuation period.

Net Investment Factor. The net investment factor is an index we use to measure the investment performance of a Subaccount from one Valuation Period to the next. The net investment factor for any Subaccount for any Valuation Period reflects the change in the net asset value per share of the Fund held in the Subaccount from one Valuation Period to the next, adjusted for the daily deduction of the mortality and expense risk charge from assets in the Subaccount. If any “ex-dividend” date value occurs during the Valuation Period, the per share amount of any dividend or capital gain distribution is taken into account. Also, if any taxes need to be reserved, a per share charge or credit for any taxes reserved for, which is determined by us to have resulted from the operations of the Subaccount, is taken into account.

Fixed Policy Account Value. The Fixed Policy Account Value on any date on or after the Issue Date is equal to: (1) the sum of the following amounts in the Fixed Account: Net Premium allocations, Policy Account Value transfers, and interest accruals (if the date is a Policy Anniversary it also includes any dividend payments); minus (2) the sum of any Monthly Deductions attributed to the Fixed Account, any withdrawals or transfers (including any transfer processing fee or withdrawal processing fee) from the Fixed Account, and Policy loans taken from the Fixed Account.

Death Benefits

As long as the Policy remains in force, we will pay the Death Benefit once we receive at our Securities Products Department due proof of the Insured’s death. We will pay the Death Benefit to the Beneficiary.

Amount of Death Benefit Payable. The amount of Death Benefit payable is the amount of insurance determined under the Death Benefit Option in effect on the date of the Insured’s death, plus any supplemental Death Benefit provided by riders, minus any Loan Amount on that date, and if the date of death occurred during a grace period, minus the past due Monthly Deductions.

Under certain circumstances, State Farm may further adjust the amount of the Death Benefit for reasons of material misstatements contained in the application, if the Insured dies by suicide, or if the application misstates the Insured’s Age or sex. If the Insured dies before we issue a Policy, we limit the Death Benefit payable to $300,000, unless the Insured is under 15 days old in which case the Death Benefit payable will not exceed $3,000.

Death Benefit Options. State Farm uses the Policy Account Value on the Insured’s date of death to determine the amount of insurance. Under Option 1, the Death Benefit is the greater of (1) the Basic Amount plus any Net Premiums received since the last Deduction Date, or (2) the applicable percentage amount of the Policy Account Value based on the Insured’s Age at the start of the current Policy Year, as determined using the table of percentages prescribed by federal income tax law. Under Option 2, the Death Benefit is the greater of (1) the Basic Amount plus the Policy Account Value, or (2) the applicable percentage amount of the Policy Account Value based on the Insured’s Age at the start of the current Policy Year, as determined using the table of percentages prescribed by federal income tax law. The percentage is 250% to Age 40 and declines thereafter as the Insured’s Age increases. The table of percentages is shown below.

Table of Percentages of Policy Account Value
Age	Percentage	Age	Percentage	Age	Percentage
0–40	250%	54	157%	68	117%
41	243%	55	150%	69	116%
42	236%	56	146%	70	115%
43	229%	57	142%	71	113%
44	222%	58	138%	72	111%
45	215%	59	134%	73	109%
46	209%	60	130%	74	107%
47	203%	61	128%	75–90	105%
48	197%	62	126%	91	104%
49	191%	63	124%	92	103%
50	185%	64	122%	93	102%
51	178%	65	120%	94	101%
52	171%	66	119%	95+	100%
53	164%	67	118%

We reserve the right to change the table if the table of percentages currently in effect becomes inconsistent with any federal income tax laws and/or regulations. Under Option 1, the Death Benefit ordinarily will not change. Under Option 2, the Death Benefit will vary directly with the Policy Account Value, which will increase or decrease depending on the investment performance of the Subaccounts, the amount of interest we credit to the Fixed Account, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, withdrawals, and loans).

You select the Death Benefit Option when you apply for the Policy. If you do not select a Death Benefit Option, Option 2 will be chosen. You may change the Death Benefit Option on your Policy subject to certain rules. Changing the Death Benefit Option may have tax consequences and you should consult a tax advisor before doing so.

Changing the Basic Amount. You select the Basic Amount when you apply for the Policy. You may change the Basic Amount, subject to the following conditions:

(1)	State Farm will not permit any change that may result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code.

(2)	You may only make one change (increase or decrease) during a Policy Year. To increase the Basic Amount, contact an authorized State Farm agent. To decrease the Basic Amount, submit a written request to our Securities Products Department. Any increase in the Basic Amount must be at least $25,000 and you must submit an application, along with evidence of insurability satisfactory to State Farm. There must be enough Cash Surrender Value to make a Monthly Deduction that includes the cost of insurance for the increase.

A change in planned premiums may be advisable based on the increase in Basic Amount. See “Planned Premiums”. Also, the Minimum Premium for the Death Benefit Guarantee will increase. See “Death Benefit Guarantee”. If we approve the increase in Basic Amount, the increase will become effective as of the date you apply for it and we will adjust the Policy Account Value to the extent necessary to reflect a portion of the Monthly Deduction attributable to the increase as of the effective date and any intervening Deduction Date based on the increase in Basic Amount. The surrender charge will increase upon an increase in Basic Amount; but we also will not allow any increases after the Policy Anniversary when the Insured is age 80.

Any decrease in the Basic Amount must be at least $10,000. If a request to decrease the Basic Amount or change to Death Benefit Option 2 would reduce the Basic Amount below the stated Basic Amount minimum in the Policy, an amendment to the Policy will be provided showing the reduced amount as the new Basic Amount minimum. We will process any decrease in Basic Amount on the date we receive your written request at our Securities Products Department. Also, the minimum monthly premium for the Death Benefit Guarantee will decrease. State Farm will use any decrease first to reduce the most recent increase, then the next most recent increases, then the initial Basic Amount. We will not deduct a surrender charge upon a decrease in Basic Amount. We will not reduce the surrender charge upon a decrease in Basic Amount.

Changing the Basic Amount may have tax consequences and you should consult a tax advisor before doing so.

Effect of Withdrawals on the Death Benefit. A withdrawal will affect your Death Benefit in the following respects:

•	If Death Benefit Option 1 is in effect, the withdrawal will also reduce the Basic Amount dollar-for-dollar. If the Basic Amount reflects increases in the Initial Basic Amount, the withdrawal will reduce first the most recent increase, and then the next most recent increase, if any, in reverse order, and finally the Initial Basic Amount.

•	If Death Benefit Option 2 is in effect, the withdrawal will not affect the Basic Amount.

Loan Benefits

You may borrow an amount(s) up to 90% of your Cash Value at any time except during the free look period. You may make requests for Policy loans in writing or by telephone (if we have your telephone authorization on file). See “Telephone Transactions”. Outstanding Policy loans, including accrued interest, reduce the amount available for new loans.

Loan Account. Making a loan does not affect the Policy Account Value. However, we transfer an amount equal to the loan proceeds from the Policy Account Value in the Variable Account and Fixed Account to the Loan Account, and hold this amount as “collateral” for the loan. If you do not direct an allocation for this transfer when requesting the loan we will take it on a pro rata basis. When you repay a loan, we transfer an amount equal to the repayment from the Loan Account to the Variable Account and Fixed Account and allocate this amount as you direct when submitting the repayment. If you provide no direction, we will allocate the amount in accordance with your standing instructions for Net Premium allocations.

Interest. We will charge interest daily on any outstanding Policy loan at an effective annual rate of 8.00%. For a Policy purchased on or after July 1, 2004, the annual interest on a Policy loan will be 8.00% for the first 10 Policy Years, 7.00% for Policy Years 11 through 20 and 6.50% for Policy Years 21 and later. Interest is due and payable at the end of each Policy Year while a Policy loan is outstanding. On each Policy Anniversary, any unpaid amount of loan interest accrued since the last Policy Anniversary becomes part of the outstanding loan. We transfer an amount equal to the unpaid amount of interest to the Loan Account from each Subaccount and the Fixed Account on a pro-rata basis according to the respective values in each Subaccount and the Fixed Account. On each Deduction Date, we will credit the amount in the Loan Account with interest at a minimum guaranteed annual effective rate of 6.0%. On each Deduction Date, we will transfer the interest so earned to the Subaccounts and the Fixed Account in accordance with the instructions for Net Premium allocations then in effect.

Loan Repayment. You may repay all or part of your Loan Amount at any time while the Insured is living and the Policy is in force. You must send loan repayments to our Securities Products Department and we will credit the repayment at the end of the Valuation Period during which we receive them. State Farm does not treat a loan repayment as a premium payment and loan repayments are not subject to the 5% premium charge.

Effect of Policy Loan. A Policy loan, whether or not repaid, will affect Policy values over time (such as Policy Account Value, Cash Surrender Value, and the Death Benefit) because the investment results of the Subaccounts and current interest rates credited on Policy Account Value in the Fixed Account will apply only to the non-loaned portion of the Policy Account Value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Subaccounts or credited interest rates for the Fixed Account while the Policy loan is outstanding, the effect could be favorable or unfavorable.

Policy loans reduce the amount available for allocations, surrender, and transfers, and, particularly if not repaid, could make it more likely than otherwise for a Policy to terminate. If you surrender the Policy or the Death Benefit becomes payable while a Policy loan is outstanding, we will deduct the Loan Amount in calculating the surrender proceeds or Death Benefit. If the Loan Amount exceeds the Cash Value on any Deduction Date and the Death Benefit Guarantee is not in effect, the Policy will be in default. We will send you, and any assignee of record, notice of the default. You will have a 61-day grace period to submit a sufficient payment to avoid lapse. Policy loans may have tax consequences and you should consult a tax advisor before taking out a loan.

Surrender Benefits

Full Surrender. You may surrender your Policy at any time for its Cash Surrender Value, as calculated at the end of the Valuation Day when we receive your request (or on a later date, if you so request). We will process any surrender request received in our Securities Products Department after the close of the Valuation Period on the next Valuation Day (unless you request a later date). A surrender charge may apply. The withdrawal processing fee assessed on withdrawals does not apply to full surrender. See “Charges and Deductions, Surrender Charge”. Your Policy will terminate and cease to be in force if you surrender it for a lump sum. You cannot later reinstate the Policy. Surrendering your Policy may have tax consequences and you should consult a tax advisor before doing so.

Withdrawals. You may make withdrawals under your Policy except during the free look period. You may make withdrawal requests in writing or by telephone (if we have your telephone authorization on file). See “Telephone Transactions”. We will process each withdrawal at the unit values next determined after we receive your request. We will process any withdrawal request received in our Securities Products Department after the close of the Valuation Period on the next Valuation Day. The minimum withdrawal amount is $500. A withdrawal must be less than the Cash Surrender Value on the day the request for withdrawal is effective. You may not make more than four withdrawals during a Policy Year. On each withdrawal, we will assess a withdrawal processing fee equal to the lesser of $25 or 2% of the amount withdrawn. State Farm will deduct this charge from your Policy Account Value along with the withdrawal amount requested. When you request a withdrawal, you can direct us how to deduct the withdrawal from your Policy Account Value. If you provide no directions, we will deduct the withdrawal from your Policy Account Value in the Subaccounts and Fixed Account on a pro-rata basis. Making a withdrawal under your Policy may have tax consequences and you should consult a tax advisor before doing so.

A withdrawal can affect the Basic Amount, Death Benefit, and net amount at risk (which is used to calculate the cost of insurance charge (see “Charges and Deductions”)). If Death Benefit Option 1 is in effect, we will reduce the Basic Amount by the amount of the withdrawal (including the withdrawal processing fee). If the Basic Amount reflects increases in the Initial Basic Amount, the withdrawal will reduce first the most recent increase, and then the next most recent increase, if any, in reverse order, and finally the Initial Basic Amount.

Settlement Options

The Policy offers a wide variety of optional ways of receiving proceeds payable under the Policy other than in a lump sum. An authorized State Farm agent can explain these options upon request. None of these options vary with the investment performance of a Variable Account. Even if the Death Benefit under the Policy is excludible from income, payments under Settlement Options may not be excludible in full. This is because earnings on the Death Benefit after the Insured’s death are taxable and payments under the Settlement Options generally include such earnings. You should consult a tax advisor as to the tax treatment of payments under Settlement Options.

payments

Requesting Payments

You must send written requests for payment (except where we authorize telephone requests) to our Securities Products Department or give the requests to an authorized State Farm agent for forwarding to our Securities Products Department. We will ordinarily pay any Death Benefit, loan proceeds or surrender or withdrawal proceeds in a lump sum within seven days after receipt at our Securities Products Department of all the documents required for such a payment or, for surrenders and withdrawals, on a later date if you so request. Other than the Death Benefit, which we determine as of the date of the Insured’s death, we will determine the amount as of the end of the Valuation Period during which our Securities Products Department receives all required documents or, for surrenders and withdrawals, on a later date if you so request.

Telephone Transactions

You may make certain requests under the Policy by telephone provided we have your written authorization on file at the Securities Products Department. These include requests for transfers, withdrawals, Policy loans, changes in premium allocation designations, dollar-cost averaging changes and changes in the portfolio rebalancing program. Our Securities Products Department will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions, and/or tape recording of telephone instructions. Your request for telephone transactions authorizes us to record telephone calls. If we do not employ reasonable procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. However, if we do employ reasonable procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to place limits, including dollar limits, on telephone transactions.

Telephone systems may not always be available. Any telephone system, whether it is yours, your service provider’s, your State Farm agent’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your transaction request in writing to our Securities Products Department or give the request to an authorized State Farm agent for forwarding to our Securities Products Department.

Other Policy Benefits and Provisions

Exchange Provision. You have the right to transfer all of your Policy Account Value to the Fixed Account. During the first two Policy Years or the first two years after an increase in Basic Amount (only the first 18 months after the Policy Date in Connecticut), we do not count such transfers for purposes of determining whether a transfer processing fee applies. In Connecticut, during the first 18 months after the Policy Date, you also have the right to request a new policy. Please see the Policy for complete details.

Supplemental Benefits. The following supplemental benefits are available and you may add them to your Policy by rider. State Farm will deduct monthly charges for these benefits from your Policy Account Value as part of the Monthly Deduction See “Monthly Deduction”.

•	Guaranteed Insurability Option Rider. Allows you to increase the Basic Amount on the specific option dates without evidence of insurability.

•	Waiver of Monthly Deduction Rider. Provides for the waiver of the Monthly Deductions upon total disability of the Insured for as long as the disability continues.

•	Additional Insured’s Level Term Rider. Provides level term insurance coverage for the Insured’s spouse to spouse’s age 85. This rider may not be available in all states.

•	Children’s Term Rider. Provides term life insurance on your eligible children.

Additional rules and limits apply to these supplemental benefits. Please ask your authorized State Farm agent for further information or contact our Securities Products Department.

Reinstatement. If you have not surrendered the Policy, you may reinstate the Policy within five years after lapse, subject to compliance with certain conditions, including the payment of a necessary premium and submission of satisfactory evidence of insurability. See your Policy for further information.

Modifying the Policy. Upon notice to you, at any time we may make such changes in the Policy as are necessary: to assure compliance at all times with the definition of life insurance prescribed by the Code; to make the Policy, our operations, or the Variable Account’s operations conform with any law or regulation issued by any government agency to which they are subject; or to reflect a change in the operation of the Variable Account, if allowed by the Policy. Only a State Farm officer has the right to change the Policy. No agent has the authority to change the Policy or waive any of its terms. A State Farm officer must sign all endorsements, amendments, or riders in order for those documents to be valid. If we modify the Policy, we will make appropriate endorsements to the Policy.

State Farm and The Fixed Account

State Farm Life Insurance Company. State Farm is a stock life insurance company. State Farm’s Home Office is located at One State Farm Plaza, Bloomington, Illinois 61710-0001.

State Farm’s Fixed Account Option. The Fixed Account is part of State Farm’s general account assets. State Farm owns the assets in the general account, and uses its general account assets to support its insurance and annuity obligations other than those funded by separate accounts. These assets are subject to State Farm’s general liabilities from business operations. Subject to applicable law, State Farm has sole discretion over the investment of the Fixed Account’s assets.

Because of exemptive and exclusionary provisions, State Farm has not registered interests in the Fixed Account under the Securities Act of 1933, nor has State Farm registered the Fixed Account as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account. The disclosure regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

The Variable Account

State Farm established the Variable Account as a separate investment account under Illinois law on December 9, 1996. State Farm owns the assets in the Variable Account and is obligated to pay all benefits under the Policies. State Farm uses the Variable Account to support the Policies as well as for other purposes permitted by law.

The Variable Account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a “separate account” within the meaning of the federal securities laws. Such registration does not involve any supervision by the SEC of the management of the Variable Account or State Farm. State Farm has established other separate investment accounts, of which State Farm Life Insurance Company Variable Annuity Separate Account is registered with the SEC under the 1940 Act.

The Variable Account is divided into Subaccounts, each of which currently invests in shares of a specific Fund of State Farm Variable Product Trust. These Subaccounts buy and redeem Fund shares at net asset value without any sales charge. Any dividend from net investment income and distribution from realized gains from security transactions of a Fund is reinvested at net asset value in shares of the same Fund. Income, gains and losses, realized or unrealized, of a Subaccount are credited to or charged against that Subaccount without regard to any other income, gains or losses of State Farm. Assets equal to the reserves and other contract liabilities with respect to each Subaccount are not chargeable with liabilities arising out of any other business or account of State Farm. If the assets exceed the required reserves and other liabilities, State Farm may transfer the excess to its general account.

The Variable Account may include other Subaccounts that are not available under the Policy and are not otherwise discussed in this prospectus. State Farm may substitute another subaccount or insurance company separate account under the Policy if, in State Farm’s judgment, investment in a Subaccount should no longer be possible or becomes inappropriate to the purposes of the Policies, or if investment in another subaccount or insurance company separate account is in the best interest of Owners. No substitution may take place without notice to Owners and prior approval of the SEC and insurance regulatory authorities, to the extent required by the 1940 Act and applicable law.

Voting of Fund Shares

State Farm is the legal owner of shares held by the Subaccounts and as such has the right to vote on all matters submitted to shareholders of the Funds. However, as required by law, State Farm will vote shares held in the Subaccounts at regular and special meetings of shareholders of the Funds in accordance with instructions received from Owners with Policy Account Value in the Subaccounts.

To obtain voting instructions from Owners, before a meeting of shareholders of the Funds State Farm will send Owners voting instruction material, a voting instruction form and any other related material. Shares held by a Subaccount for which no timely instructions are received will be voted by State Farm in the same proportion as those shares for which voting instructions are received. Should the applicable federal securities laws, regulations or interpretations thereof change so as to permit State Farm to vote shares of the Funds in its own right, State Farm may elect to do so.

State Farm may, if required by state insurance officials, disregard Owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the Funds, or to approve or disapprove an investment advisory agreement. In addition, State Farm may under certain circumstances disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds, provided that State Farm reasonably disapproves of such changes in accordance with applicable federal regulations. If State Farm ever disregards voting instructions, State Farm will advise Owners of that action and of the reasons for such action in the next report to Owners.

Tax Considerations

Introduction. The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Please consult counsel or other competent tax advisors for more complete information. This discussion is based upon State Farm’s understanding of the present Federal income tax laws. State Farm makes no representation as to the likelihood of continuation of the present Federal income tax laws or as to how the Internal Revenue Service (the “IRS”) may interpret such laws.

Tax Status of the Policy. In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, State Farm believes that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance with respect to Policies issued on a substandard basis (i.e., a rate class involving higher than standard mortality risk), and it is not clear whether such a Policy would in all cases satisfy the applicable requirements, particularly if the Owner pays the full amount of premiums permitted under the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, State Farm may take appropriate steps to bring the Policy into compliance with such requirements and reserves the right to restrict Policy transactions in order to do so.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying Variable Account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance does not address certain aspects of the Contracts, we believe that the owner of a Contract should not be treated as the owner of the underlying assets. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the Contracts from being treated as the owners of the underlying Variable Account assets.

In addition, the Code requires that the investments of the Variable Account be “adequately diversified” in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. State Farm intends that the Variable Account, through the Funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General. State Farm believes that the Death Benefit under a Policy should be excludible from the gross income of the Beneficiary. Federal, state and local gift, estate, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. Consult a tax advisor on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy Account Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by (e.g., by assignment) a Policy, the tax consequences depend on whether the Policy is classified as a “Modified Endowment Contract.”

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as “Modified Endowment Contracts,” with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a Modified Endowment Contract. In general, a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will generally fail the 7-pay test if at any time in the first seven Policy Years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

In some circumstances, if there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced amount. If there is a “material change” in the Policy’s benefits or other terms, the Policy may have to be retested as if it were a newly issued Policy. A material change may occur, for example, when the Death Benefit is increased. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits.

A current or prospective Owner should consult with a competent tax advisor to determine whether a premium payment or any other Policy transaction will cause the Policy to be classified as a Modified Endowment Contract. We also will monitor Policies and will attempt to notify an Owner on a timely basis if his or her Policy is in jeopardy of becoming a Modified Endowment Contract.

Distributions other than Death Benefits from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

(1)	All distributions, other than Death Benefits, such as distributions upon surrender and withdrawals, will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Policy Account Value (Cash Surrender Value for surrenders) immediately before the distribution over the Owner’s total investment in the Policy at the time. “Total investment in the contract” generally means the aggregate amount of any premiums or considerations paid for a Policy.

(2)	Loans taken from or secured by (e.g., by assignment), such a Policy are treated as distributions and taxed accordingly.

(3)	A 10 percent additional income tax is imposed on the amount included in income except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner’s Beneficiary or designated Beneficiary.

If a Policy becomes a Modified Endowment Contract, distributions that occur during the Policy Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

Distributions other than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions from a Policy that is not a Modified Endowment Contract are generally treated first as a recovery of an Owner’s investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional tax.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for a recipient’s federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

Policy Loans. In general, interest on a loan from a Policy will not be deductible. If a loan from a Policy is outstanding when the Policy is canceled or lapses, then the amount of the outstanding loan will be taxed as if it were a distribution from the Policy. Before taking out a Policy loan, an Owner should consult a tax advisor as to the tax consequences.

Multiple Policies. All Modified Endowment Contracts that are issued by State Farm (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Owner’s income when a taxable distribution occurs.

Continuation Beyond Age 100. The tax consequences of allowing the Policy to continue in force beyond the 100th birthday of the Insured are uncertain. An owner should consult a tax advisor as to those consequences.

Business Uses of the Policy. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Guidance on Split Dollar Plans. On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “Act”). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Split Dollar Arrangements. In addition, the IRS and Treasury Department have issued guidance that substantially affects the tax treatment of split-dollar arrangements. Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax if the Owner is subject to that tax.

Estate, Gift and Generation-Skipping Transfer Taxes.

The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured owned the Policy. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner’s estate upon the Owner’s death. The Policy would not be includable in the Insured’s estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Economic Growth and Tax Relief Reconciliation Act of 2001. The Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”) repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2006, the maximum estate tax rate is 46% and the estate tax exemption is $2,000,000.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Our Income Taxes. At the present time, we make no charge for any Federal, state or local taxes (other than the charge for state and local premium taxes) that we incur that may be attributable to the Variable Account or its Subaccounts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine is attributable to the Variable Account or its Subaccounts.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. It is possible that any legislative change could be retroactive (that is, effective prior to the date of the change). Consult a tax advisor with respect to legislative developments and their effect on the Policy.

Additional Information

Sale of the Policies. State Farm VP Management Corp., a subsidiary of State Farm Mutual Automobile Insurance Company, acts as the principal underwriter and distributor of the Policies. State Farm VP Management Corp. also acts as principal underwriter for State Farm Life Insurance Company Variable Annuity Separate Account, a separate account also established by State Farm, and may act as principal underwriter for other separate accounts established by affiliates of State Farm. State Farm VP Management Corp. is a corporation organized under the laws of the state of Delaware in 1996, is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the NASD. The Policies may not be available in all states. The Policies are sold by certain registered representatives of State Farm VP Management Corp. who are also appointed and licensed as State Farm insurance agents.

We pay commissions to State Farm VP Management Corp. for sales of the Policies by its registered representatives under two alternative commission schedules, depending on which schedule is elected by State Farm VP Management Corp.’s registered representatives. Under the first schedule, commissions will not exceed 40% of the premiums received up to the Primary Compensation Premium (as defined in agreements between State Farm VP Management Corp. and its registered representatives) and 3.50% of all other premiums received. Under the second schedule, commissions will not exceed 30% of the premiums received up to the first Primary Compensation Premium, 15% of the premiums received up to the next two Primary Compensation Premiums, and 4% of all other premiums received. In addition, State Farm may pay incentive bonuses, expense reimbursements or additional payments to trainee agents and term independent contractor agents. We also pay State Farm VP Management Corp.’s operating and other expenses.

State Farm VP Management Corp. pays its registered representatives all of the commissions received for their sales of Policies. Registered representatives and their managers are also eligible for various cash benefits, such as expense reimbursements and bonuses, and non-cash compensation items that we may provide jointly with State Farm VP Management Corp. Non-cash items include conferences, seminars and trips, merchandise and other similar items. In addition, State Farm VP Management Corp.’s registered representatives who meet certain production standards and/or their managers may be eligible for additional compensation. Sales of the Policies may help registered representatives and/or their managers qualify for such benefits.

Commissions and other incentives are recouped through fees and charges deducted under the Policy.

Personalized Illustrations. We may provide personalized illustrations showing how the Policy works based on assumptions about investment returns and the Policy owner’s and/or Insured’s characteristics. The illustrations are intended to show how the Death Benefit, Policy Account Value, and Cash Surrender Value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as Basic Amount, premium payments, Insured, rate class, and Death Benefit Option. Illustrations will disclose the specific assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.

The illustrated Death Benefit, Policy Account Value, and Cash Surrender Value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual gross rates of return averaged the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid in other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized.

Litigation. State Farm and its affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although we cannot predict the outcome of any litigation with certainty, State Farm believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account or State Farm.

Financial Statements. Our financial statements and the financial statements of the Variable Account are contained in the SAI. Our financial statements should be distinguished from the Variable Account’s financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies. For a free copy of these financial statements and/or the SAI, please call or write to us at our Securities Products Department.

Index of Terms

This prospectus uses the following special terms:

Age — Age means the age on the Insured’s last birthday as of the Policy Date and each Policy Anniversary. If the Policy Date falls on the Insured’s birthday, the Age will be the age the Insured reaches on the Policy Date.

Basic Amount — The amount of coverage on the Insured provided by the basic plan.

Cash Value — Policy Account Value less any applicable surrender charge.

Cash Surrender Value — Cash Value less any Loan Amount.

Death Benefit — The amount of insurance provided under the Policy determined by the Death Benefit Option and any insurance amounts provided by riders. State Farm will reduce the amount payable on the Insured’s death by any Loan Amount and any unpaid Monthly Deductions.

Deduction Date — The Policy Date and each monthly anniversary of the Policy Date.

Fund — An investment portfolio of the State Farm Variable Product Trust and an underlying investment option under the Policy.

Insured — The person upon whose life State Farm issues the Policy.

Issue Date — The date State Farm issues the Policy.

Loan Account — A part of our general account to which we transfer Policy Account Value in the Variable Account and the Fixed Account to provide collateral for any loan you take under the Policy.

Loan Amount — The sum of all outstanding Policy loans including both principal plus accrued interest.

Loan Policy Account Value — The value of the Loan Account for this Policy.

Maturity Date — For Policies issued in Texas and Maryland, the Maturity Date is the Policy Anniversary when the Insured is Age 100.

Minimum Monthly Premium — The amount shown on the Schedule pages of your Policy. We determine the Minimum Monthly Premium for your Policy based on the Insured’s Age, sex and rate class, the Basic Amount, and any supplemental benefits.

Minimum Premium — For any Policy Month during the first 10 Policy Years (first 9 Policy Years for Policies issued in Texas) the cumulative Minimum Monthly Premium required to keep the Death Benefit Guarantee in effect.

Net Premium — Premium less the 5% premium charge.

Policy — The variable life insurance policy described in this prospectus. The Policy contains the Basic Plan, any amendments, endorsements and riders, and a copy of the application. The Policy is the entire contract.

Policy Account Value — The combined value of your Policy in all of the Subaccounts of the Variable Account, the Fixed Account, and the values held in our general account to secure Policy loans.

Policy Anniversary — The same day and month as the Policy Date each year that the Policy remains in force.

Policy Date — If we issue the Policy as applied for and we receive the premium before the Issue Date, the Policy Date is the later of the application date or the date we receive the premium. Otherwise, the Policy Date is the Issue Date. We measure Policy Months, Years and Anniversaries from the Policy Date. The Policy Date cannot be the 29th, 30th, or 31st day of any month.

Policy Month — A 1-month period starting with the same day as the Policy Date each month that the Policy remains in force.

Policy Year — Any 12-month period starting with the Policy Date or a Policy Anniversary.

SAI — The Statement of Additional Information (“SAI”) that contains additional information regarding the Policy. The SAI is not a prospectus, and should be read together with the prospectus. You may obtain a copy of the SAI by writing or calling us at our Securities Products Department. The Table of Contents for the SAI appears on the last page of this prospectus.

Securities Products Department — Three State Farm Plaza, N-1, Bloomington, Illinois 61791-0001, 1-888-702-2307.

Trust — State Farm Variable Product Trust.

Valuation Day — Each day on which the New York Stock Exchange is open for business except for a day that a Subaccount’s corresponding Fund does not value its shares.

Valuation Period — The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

terms

table of

Statement of Additional Information

The Policy may not be available in all jurisdictions.

This prospectus constitutes an offering only in

those jurisdictions where such offering

may lawfully be made.

contents

APPENDIX A

Example of Surrender Charges

Beginning		Policy Issued to Insured Age 35				Policy Issued to Insured Age 50
Policy Year	Policy Month	$100,000 Initial Basic Amount		$50,000 Increase In Basic Amount, Policy Beginning of Year 16 (Age 50)		$100,000 Initial Basic Amount		$50,000 Increase in Basic Amount, Beginning of Year 16 (Age 65)
1	1	$21.50	*	$0.00		$53.00	*	$0.00
1	6	129.00		0.00		318.00		0.00
1	12	258.00		0.00		636.00		0.00
2	6	387.00		0.00		954.00		0.00
2	12	516.00		0.00		1,272.00		0.00
3	1	516.00		0.00		1,272.00		0.00
4	1	516.00		0.00		1,272.00		0.00
5	1	516.00		0.00		1,272.00		0.00
6	1	516.00		0.00		1,272.00		0.00
7	1	412.80		0.00		1.017.60		0.00
8	1	309.60		0.00		763.20		0.00
9	1	206.40		0.00		508.80		0.00
10	1	103.20		0.00		254.40		0.00
11	1	0.00		0.00		0.00		0.00
12	1	0.00		0.00		0.00		0.00
13	1	0.00		0.00		0.00		0.00
14	1	0.00		0.00		0.00		0.00
15	1	0.00		0.00		0.00		0.00
16	1	0.00		26.50	*	0.00		40.42	*
16	6	0.00		159.00		0.00		242.50
16	12	0.00		318.00		0.00		485.00
17	6	0.00		477.00		0.00		727.50
17	12	0.00		636.00		0.00		970.00
18	1	0.00		636.00		0.00		970.00
19	1	0.00		636.00		0.00		970.00
20	1	0.00		636.00		0.00		970.00
21	1	0.00		636.00		0.00		970.00
22	1	0.00		508.80		0.00		776.00
23	1	0.00		381.60		0.00		582.00
24	1	0.00		254.40		0.00		388.00
25	1	0.00		127.20		0.00		194.00
26	1	0.00		0.00		0.00		0.00

*	In this example, the Surrender Charge increases by approximately this amount each month through the first 2 years after issue or increase. The Surrender Charge then remains level through the end of the 6th year. Starting at the beginning of the 7th year after issue or increase, the surrender charge decreases by 1/5 at the beginning of each year, until it is zero in the 11th year.

State Farm VP Management Corp. (Underwriter & Distributor of Securities Products) One State Farm Plaza Bloomington, Illinois 61710-0001 FORWARDING SERVICE REQUESTED	U.S. Postage
PAID
Chicago, IL Permit No. 6065

PRESORTED STANDARD

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. For a free copy of the SAI, to receive personalized illustrations of Death Benefits, Cash Surrender Values, and Policy Account Values, and to request other information about the Policy please call or write to us at our Securities Products Department.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus and is legally a part of this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC., or may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW. Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

State Farm VP Management Corp. serves as the principal underwriter and distributor of the Policies. More information about State Farm VP Management Corp. and its registered persons is available at http://www.nasd.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD, Inc. describing its Public Disclosure Program.

Issued By:

State Farm Life Insurance Company

(Not licensed in MA, NY, or WI)

State Farm Life and Accident Assurance Company

(Licensed in NY and WI)

Home offices: Bloomington, Illinois

State Farm VP Management Corp.

(Underwriter & Distributor of Securities Products)

One State Farm Plaza

Bloomington, Illinois 61710-0001

1-888-702-2307

Investment Company Act File No. 811-08013

statefarm.com®

231-3549.10-CH	Printed in U.S.A.

STATE FARM LIFE INSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT

(Registrant)

STATE FARM LIFE INSURANCE COMPANY

(Depositor)

P.O. Box 2307

Bloomington, Illinois 61702-2307

Telephone (888) 702-2307

STATEMENT OF ADDITIONAL INFORMATION

Individual Flexible Premium Variable Universal Life Insurance Policy

This Statement of Additional Information (“SAI”) contains additional information regarding the flexible premium variable universal life insurance policy (the “Policy”) offered by State Farm Life Insurance Company (“State Farm,” “we,” “us,” or “our”). This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated May 1, 2006 and the prospectus for the State Farm Variable Product Trust (the “Trust”). You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policy.

The date of this Statement of Additional Information is May 1, 2006.

STATEMENT OF ADDITIONAL INFORMATION

ADDITIONAL POLICY INFORMATION

Incontestability

The Policy limits our right to contest the Policy as issued or as increased, for reasons of material misstatements contained in the application, after it has been in force during the Insured’s lifetime for a minimum period, generally for two years from the Issue Date of the Policy or effective date of the increase.

Misstatement of Age or Sex

State Farm will adjust the Death Benefit if the application misstates the Insured’s Age or sex.

Limited Death Benefit—Suicide Exclusion

The Policy limits the Death Benefit if the Insured dies by suicide generally within two years after the Issue Date of the Policy or effective date of the increase.

Assignment

You may assign the Policy subject to its terms. We are not deemed to know of an assignment unless we receive a written copy of it at our Securities Products Department. We assume no responsibility for the validity or effect of any assignment. In certain circumstances, an assignment may be a taxable event. See “Tax Considerations” in the prospectus.

Change of Owner

When allowed by law, you may change the Owner of the Policy by sending a written request to our Securities Products Department while the Insured is alive and the Policy is in force. The change will take effect the date you sign the written request, but the change will not affect any action we have taken before we receive the written request. A change of Owner does not change the Beneficiary designation. A change of Owner may have adverse tax consequences. You should consult a tax advisor before changing an Owner.

The Beneficiary

You designate the Beneficiary(ies) when you apply for the Policy. The Beneficiary is entitled to the insurance benefits under the Policy. You may change the Beneficiary or the order of payment during the Insured’s lifetime by providing a written request to the Securities Products Department. We will effect your change on the date you sign the request or on any later date specified in the request, but the change will not affect any action we have taken before we receive the request. When the Insured dies, we will make payment in equal shares to the primary Beneficiary(ies) living when payment is made. If a primary beneficiary dies after the first payment is made, we will pay that primary’s unpaid share in equal shares to the other primaries living when payment is made. If the last primary dies, we will make payment in equal shares to the successor beneficiaries living when payment is made. If a successor dies when receiving payments, we will pay that successor’s unpaid share in equal shares to the other successors living when payment is made. If, at any time, no primary or successor is alive, we will make a one sum payment in equal shares to the final beneficiaries. If, at any time, no beneficiary is living, we will make a one-sum payment to you, if you are alive when payment is made. Otherwise, we will make a one-sum payment to the estate of the last survivor of you and all Beneficiaries.

Dividends

The Policy is participating. However, we do not anticipate paying any dividends on the Policy.

SAI1

Changing Death Benefit Options

You may change the Death Benefit Option on your Policy subject to the following rules:

You must submit each change by written request that we receive at our Securities Products Department, and you may only change the Death Benefit Option once in any Policy Year. We will process each change on the date we receive your written request at our Securities Products Department. We will send you revised Policy schedule pages reflecting the new Death Benefit Option and the effective date of the change.

If you request a change from Option 1 to Option 2, the Basic Amount will be decreased by the Policy Account Value on the effective date of the change. When you make a change from Option 2 to Option 1, the Basic Amount after the change will be increased by the Policy Account Value on the effective date of the change. The minimum monthly premium for the Death Benefit Guarantee will also change when you change a Death Benefit Option. Changing the Death Benefit option may have tax consequences and you should consult a tax advisor before doing so.

More Information on Payments

We generally will pay the Death Benefit through the State Farm Benefit Management Account®, an interest bearing checking account. We will send the State Farm Benefit Management Account® checkbook to you within seven days after we receive all required documents. A Beneficiary will have immediate access to the proceeds by writing a check on the State Farm Benefit Management Account®. We will pay interest on the amount in the State Farm Benefit Management Account® from the date of the Insured’s death to the date the State Farm Benefit Management Account® is closed. Neither the Federal Deposit Insurance Corporation nor any other agency insure amounts in the State Farm Benefit Management Account®, and unlike the assets in the Variable Account, amounts in the State Farm Benefit Management Account® are not protected against the claims of our other creditors.

We may delay making a payment or processing a transfer request if:

(1)	the disposal or valuation of the Variable Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists as a result of which it is not reasonably practicable for the Variable Account: (A) to dispose of its securities; or (B) to determine the value of its net assets; or

(2)	the SEC by order permits postponement of payment to protect State Farm’s policy owners.

We also may defer making payments attributable to a check that has not cleared, and we may defer payment of proceeds from the Fixed Account for a withdrawal, surrender or Policy loan request for up to six months from the date we receive the request. However, we will not defer payment of a withdrawal or Policy loan requested to pay a premium due on a State Farm policy.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a premium payment. We may also be required to provide additional information about your account to government regulators. In addition, we may be required to block a Policy owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans, or death benefits, until instructions are received from the appropriate regulator.

Dollar Cost Averaging Program

You may elect to participate in the dollar-cost averaging program at any time by sending us a written request. To use the dollar-cost averaging program, you must transfer at least $100 from the Money Market Subaccount or Bond Subaccount, as applicable. Once elected, dollar-cost averaging remains in effect from the

SAI2

date we receive your request until the value of the Subaccount from which transfers are being made is depleted, or until you cancel the program by written request or by telephone if we have your telephone authorization on file. There is no additional charge for dollar-cost averaging. A transfer under this program is not considered a transfer for purposes of assessing a transfer processing fee. We reserve the right to discontinue offering the dollar-cost averaging program at any time and for any reason. Dollar-cost averaging is not available while you are participating in the portfolio rebalancing program.

Portfolio Rebalancing Program

You may elect to participate in the portfolio rebalancing program at any time by sending us a written request at the Securities Products Department. Your percentage allocations must be in whole percentages. You may make subsequent changes to your percentage allocations at any time by providing written or telephone instructions to the Securities Products Department (if we have your telephone authorization on file). Once elected, portfolio rebalancing remains in effect from the date we receive your written request until you instruct us to discontinue portfolio rebalancing. There is no additional charge for using portfolio rebalancing, and a portfolio rebalancing transfer is not considered a transfer for purposes of assessing a transfer processing fee. We reserve the right to discontinue offering the portfolio rebalancing program at any time and for any reason. Portfolio rebalancing does not guarantee a profit or protect against loss. You may not use amounts in the Fixed Account in connection with the portfolio rebalancing program. Portfolio rebalancing is not available while you are participating in the dollar-cost averaging program.

RELATIONSHIPS WITH THE COMPANIES THAT MAINTAIN THE BENCHMARK INDICES

Standard & Poor’s

“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by State Farm and the Trust. Neither the State Farm Variable Universal Life Policy, the Large Cap Equity Index Fund, nor the Stock and Bond Balanced Fund (the “Product and the Funds”) is sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”).

S&P makes no representation or warranty, express or implied, to the Owners of the Product and the Funds or any member of the public regarding the advisability of investing in securities generally or in the Product and Funds particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to State Farm and the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to State Farm, the Trust, the Product, or the Funds. S&P has no obligation to take the needs of State Farm, the Trust or the Owners of the Product or the Funds into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the Funds or the timing of the issuance or sale of the Product or the Funds or in the determination or calculation of the equation by which the Product or the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product or the Funds.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by State Farm, the Trust, Owners of the Product and Funds, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

SAI3

Frank Russell Company

(1)	The Russell 2000® Index is a trademark/service mark of the Frank Russell Company. Russell™ is a trademark of the Frank Russell Company. The Small Cap Equity Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the prospectus for the Small Cap Equity Index Fund nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

(2)	Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Index.

(3)	Frank Russell Company’s publication of the Index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Index is based. Frank Russell Company makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the Index or any data included in the Index. Frank Russell Company makes no representation or warranty regarding the use, or the results of use, of the Index or any data included therein, or any security (or combination thereof) comprising the Index. Frank Russell Company makes no other express or implied warranty, and expressly disclaims any warranty, of any kind, including, without means of limitation, any warranty of merchantability or fitness for a particular purpose with respect to the Index or any data or any security (or combination thereof) included therein.

Morgan Stanley & Co. Incorporated

The Morgan Stanley Capital International Europe, Australia, and Far East Free (EAFE® Free) Index is the exclusive property of Morgan Stanley & Co. Incorporated (“Morgan Stanley”). Morgan Stanley Capital International is a service mark of Morgan Stanley and has been licensed for use by the Trust. The International Equity Index Fund (the “International Fund”) is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the Owners of this International Fund or any member of the public regarding the advisability of investing in funds generally or in this International Fund particularly or the ability of the Morgan Stanley Capital International EAFE Free Index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the Morgan Stanley Capital International EAFE Free Index which is determined, composed and calculated by Morgan Stanley without regard to the issuer of this International Fund. Morgan Stanley has no obligation to take the needs of the issuer of this International Fund or the Owners of this International Fund into consideration in determining, composing or calculating the Morgan Stanley Capital International EAFE Free Index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this International Fund to be issued or in the determination or calculation of the equation by which this International Fund is redeemable for cash. Morgan Stanley has no obligation or liability to Owners of this International Fund in connection with the administration, marketing or trading of this International Fund. Although Morgan Stanley shall obtain information for inclusion in or for use in the calculation of the Index from sources which Morgan Stanley considers reliable, neither Morgan Stanley nor any other party guarantees the accuracy and/or the completeness of the Index or any data included therein. Neither Morgan Stanley nor any other party makes any warranty, express or implied, as to results to be obtained by the Trust, the Trust’s customers and counterparties, Owners of the International Fund, or any other person or entity from the use of the Index or any data included therein in connection with the rights licensed hereunder or for any other use. Neither Morgan Stanley nor any other party makes any express or implied warranties, and Morgan Stanley hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall Morgan

SAI4

Stanley or any other party have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ADDITIONAL INFORMATION

Insurance Marketplace Standards Association

We and State Farm Life and Accident Assurance Company are members of the Insurance Marketplace Standards Association (IMSA). IMSA is an independent and voluntary organization created by the American Council of Life Insurance (ACLI) to improve customer confidence in the life insurance industry. Life insurers that are members of IMSA agree to meet and maintain high standards of ethical conduct in their dealings with consumers for individual life insurance and annuity products.

Potential Conflicts of Interest

The Funds currently sell shares to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts. We currently do not foresee any disadvantage to Owners arising from the sale of shares to support variable life insurance policies and variable annuity contracts. However, we will monitor events in order to identify any material irreconcilable conflicts that may possibly arise. In that event, we would determine what action, if any, should be taken in response to those events or conflicts. In addition, if we believe that a Fund’s response to any if those events or conflicts insufficiently protects Owners, we will take appropriate action on our own, including withdrawing the Variable Account’s investment in that Fund.

The Funds also may sell shares directly to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code of 1986, as amended. As a result, there is a possibility that a material conflict may arise between the interests of Owners of this Policy or other policies or contracts (including policies issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund as an investment option under the Policies or replacing the Fund with another fund.

See the Trust’s prospectus for more detail.

Safekeeping of Account Assets

We hold the Variable Account’s assets physically segregated and apart from the general account. We maintain records of all purchases and sale of portfolio shares by each of the Subaccounts. A fidelity bond in the amount of $5 million covering our directors, officers, and employees has been issued by National Union Fire Insurance Company.

Reports to Policy Owners

State Farm maintains records and accounts of all transactions involving the Policy, the Variable Account, the Fixed Account and the Loan Account at its Securities Products Department. Each year, or more often if required by law, we will send you a report showing information about your Policy for the period covered by the report. State Farm also will send you an annual and a semi-annual report for each Fund underlying a Subaccount to which you have allocated Policy Account Value, as required by the 1940 Act. In addition, when you pay premiums (other than by pre-authorized checking account deduction) or if you take out a Policy loan, make transfers or make withdrawals, you will receive a written confirmation of these transactions.

SAI5

Principal Underwriter

State Farm VP Management Corp., the principal underwriter of the Policy, is located at One State Farm Plaza, Bloomington, Illinois 61710-0001. State Farm VP Management Corp. received $7,392,799 in 2005, $7,997,717 in 2004, and $6,335,768 in 2003 as commissions for serving as principal underwriter of the Policy. State Farm VP Management Corp. did not retain any commissions in 2005, 2004, and 2003. State Farm offers the Policy to the public on a continuous basis. State Farm anticipates continuing to offer the Policy, but reserves the right to discontinue the offering.

Underwriting Procedures

State Farm will follow its established insurance underwriting procedures for life insurance designed to determine whether the proposed Insured is insurable. This process may involve such verification procedures as medical examinations and may require that further information be provided about the proposed Insured before a determination can be made.

Legal Matters

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to the federal securities laws.

Experts

The statutory statements of admitted assets, liabilities, capital and surplus of State Farm Life Insurance Company as of December 31, 2005 and 2004, and the related statutory statements of operations, changes in capital and surplus, and cash flows for the years then ended, included in this Statement of Additional Information have been so included in the reliance on the report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, given on the authority of said firm as experts in accounting and auditing.

As stated in their report, these financial statements were prepared by the Company in conformity with the accounting practices prescribed or permitted by the Illinois Department of Financial and Professional Regulation (statutory basis), which practices differ from accounting principles generally accepted in the United States of America (GAAP). The effect on the financial statements of the variances between the statutory basis of accounting and GAAP, although not reasonably determinable, are presumed to be material. Therefore, their report contains an adverse opinion on the financial statements of the Company in conformity with GAAP, but an unqualified opinion in conformity with statutory basis accounting.

The statements of assets and policy owners’ equity and surplus of the State Farm Life Insurance Company Variable Life Separate Account as of December 31, 2005 and the results of its operations for the year then ended, and the changes in its policy owners’ equity and surplus for each of the two years in the period ended December 31, 2005, included in this Statement of Additional Information have been so included in the reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.

The Company

We are an Illinois stock life insurance company and are wholly owned by State Farm Mutual Automobile Insurance Company, an Illinois mutual insurance company. We were incorporated in 1929 and have been continuously engaged in the life insurance business since that year. We are subject to regulation by the Insurance Department of the State of Illinois, as well as by the insurance departments of all other states and jurisdictions in which we do business. We sell insurance in 47 states and the District of Columbia. We also sell insurance in the Canadian provinces of Alberta, New Brunswick, and Ontario. We submit annual statements on

SAI6

our operations and finances to insurance officials in such states and jurisdictions. The Policy described in the prospectus and this SAI has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

Other Information

State Farm has filed a registration statement under the Securities Act of 1933, as amended, with the SEC relating to the offering described in the prospectus. The prospectus and SAI do not include all the information set forth in the registration statement. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. You may obtain the omitted information at the SEC’s principal office at 450 Fifth Street, N.W., Washington, DC 20549 by paying the SEC’s prescribed fees. The omitted information is also available at the SEC’s Internet site (http://www.sec.gov).

Financial Statements

The audited statutory statements of admitted assets, liabilities, capital and surplus of State Farm Life Insurance Company as of December 31, 2005 and 2004, and the related statutory statements of operations, changes in capital and surplus, and cash flows for the years then ended, as well as the Report of the Independent Registered Public Accounting Firm, appears in this SAI. Our financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

Statements of assets and policy owners’ equity and surplus of the State Farm Life Insurance Company Variable Life Separate Account as of December 31, 2005 and the results of its operations for the year ended, and the changes in its policy owners’ equity and surplus for each of the two years in the period ended December 31, 2005, also appear in the SAI.

The audits were conducted in accordance with standards of the Public Company Accounting Oversight Board (United States).

SAI7

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm

Mutual Automobile Insurance Company)

Report on Audits of Financial Statements—Statutory Basis

For the Years Ended December 31, 2005 and 2004

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Report of Independent Registered Public Accounting Firm

To the Board of Directors

State Farm Life Insurance Company

We have audited the accompanying statutory statements of admitted assets, liabilities, capital and surplus of State Farm Life Insurance Company (the Company) as of December 31, 2005 and 2004, and the related statutory statements of operations and change in capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Illinois Department of Financial and Professional Regulation, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter referred to in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2005 and 2004, or the results of its operations or its cash flows for the years then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 2.

February 24, 2006

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Statements of Admitted Assets, Liabilities, Capital and Surplus—Statutory Basis (in thousands)

As of December 31, 2005 and 2004

ADMITTED ASSETS	2005	2004
Bonds:
United States government	$7,171,769	$7,201,005
Canadian government and subdivisions	315,031	293,069
Other governmental units	7,007,575	6,042,345
Public utilities	2,512,211	2,212,340
Industrial and other	10,843,967	10,345,681

	27,850,553	26,094,440

Stocks:
Preferred	395	751
Unaffiliated common	2,090,195	1,941,596
Affiliated common	7,882	7,760

	2,098,472	1,950,107

Mortgage loans	4,605,151	4,311,492
Policy loans	2,976,501	2,828,570
Cash (Overdraft)	(18,927)	(10,754)
Cash equivalents	127,210	210,026
Short-term investments	43,654	36,338
Other invested assets	1,256	2,600
Accounts receivable—investment sales	—	932

Total cash and invested assets	37,683,870	35,423,751
Premiums deferred and uncollected	76,687	79,599
Investment income due and accrued	480,646	478,778
Federal and foreign income tax recoverable (including from affiliates)	6,669	71
Net deferred tax asset	308,034	312,168
Other assets	760	47
Assets held in separate accounts	1,317,895	1,206,668

Total admitted assets	$39,874,561	$37,501,082

LIABILITIES	2005	2004

Aggregate reserves for life policies and contracts	$24,980,816	$23,414,894
Liability for deposit type contracts	6,914,175	6,636,795
Policy and contract claims	133,855	136,246
Policyholders’ dividend accumulations	5,250	5,354
Dividends to policyholders payable in the following year	558,744	617,277
Advance premiums, deposits and other policy and contract liabilities	254,198	241,391
Interest maintenance reserve (IMR)	48,648	54,480
Commissions payable	85,614	73,300
Federal income taxes (including payable to affiliates)	77,510	62,882
Employee and agent benefits	153,858	173,551
Other liabilities	405,194	372,690
Liabilities related to separate accounts	1,138,820	1,037,774
Asset valuation reserve (AVR)	613,425	574,656

Total liabilities	35,370,107	33,401,290

CAPITAL AND SURPLUS

Common stock, $100 par value; 30,000 shares authorized, issued and outstanding	3,000	3,000
Paid-in surplus	21,846	21,846
Unassigned surplus	4,479,608	4,074,946

Total capital and surplus	4,504,454	4,099,792

Total liabilities, capital and surplus	$39,874,561	$37,501,082

The accompanying notes are an integral part of these financial statements.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Statements of Operations and Change in Capital and Surplus—Statutory Basis (in thousands)

For the Years Ended December 31, 2005 and 2004

SUMMARY OF OPERATIONS	2005	2004
Income:
Premiums and annuity considerations	$3,661,382	$3,592,253
Net investment income	2,107,111	2,054,226
Other income	42,691	39,429

	5,811,184	5,685,908

Benefits and other expenses:
Death benefits	887,593	800,103
Surrender benefits and other fund withdrawals	808,380	758,619
Other benefits and claims	526,351	519,590
Net transfers to separate accounts	58,976	89,948
Increase in policy and contract reserves	1,565,922	1,571,554
Commissions	288,835	270,162
General insurance expenses	554,529	560,543
Taxes, licenses and fees	83,138	72,304

	4,773,724	4,642,823

Net gain from operations before dividends to policyholders and federal and foreign income taxes	1,037,460	1,043,084
Dividends to policyholders	549,329	608,585
Net gain from operations before federal and foreign income taxes	488,131	434,499
Federal and foreign income taxes incurred (excluding capital gains)	193,882	196,266
Net gain from operations before net realized capital losses	294,249	238,233
Net realized capital gains (losses), net of transfers to the IMR less capital gains tax, net of transfers to the IMR	23,209	(444)

Net income	$317,458	$237,789

CAPITAL AND SURPLUS ACCOUNT	2005	2004
Common stock:
Balance at beginning and end of year	$3,000	$3,000
Paid-in Surplus:
Balance at beginning and end of year	21,846	21,846
Unassigned surplus:
Balance at beginning of year	4,074,946	3,753,487
Net income	317,458	237,789
Net unrealized capital losses	60,307	72,722
Change in nonadmitted assets	36,939	(17,553)
Change in asset valuation reserve	(38,769)	(62,940)
Dividends to stockholder (parent company)	(480)	(480)
Other changes in surplus in separate accounts statement	(2,806)	11,402
Change in net deferred income tax	(1,223)	64,155
Change in liability for benefits for agents from prior years (see note 2)	44,271	—
Other changes, including provision for class action settlement amounts	(11,035)	16,364

Balance at end of year	4,479,608	4,074,946

Total capital and surplus	$4,504,454	$4,099,792

The accompanying notes are an integral part of these financial statements.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Statements of Cash Flows—Statutory Basis (in thousands)

For the Years Ended December 31, 2005 and 2004

CASH FLOW	2005	2004
Cash from operations:
Premiums collected net of reinsurance	$3,681,580	$3,613,483
Net investment income	2,147,599	2,077,819
Other income	11,701	10,258
Benefits and loss related items	(2,223,190)	(2,052,934)
Net transfers to Separate Accounts	(53,541)	(91,617)
Commissions, expenses paid and other deductions	(914,790)	(893,733)
Dividends to policyholders paid	(607,966)	(587,144)
Federal and foreign income taxes paid	(172,527)	(221,685)

Net cash from operations	1,868,866	1,854,447

Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	2,239,699	2,914,446
Stocks	165,394	76,182
Real estate	—	17,056
Mortgage loans	519,988	568,127
Other invested assets	33,255	13,161
Other proceeds	7,532	—
Net (losses) gains on cash and short-term investments	(3)	4

Total investment proceeds	2,965,865	3,588,976
Cost of investments acquired (long-term only):
Bonds	4,008,083	5,094,705
Stocks	262,484	177,726
Mortgage loans	813,094	584,064
Other invested assets	15,556	18,805
Other applications	—	16,167

Total investments acquired	5,099,217	5,891,467

Increase in policy loans and premium notes	147,947	125,407

Net cash used in investments	(2,281,299)	(2,427,898)

Cash from financing and miscellaneous sources:
Deposit type contracts, net	277,380	10,192
Other cash provided (applied)	51,740	405,833
Dividends to stockholders paid	(360)	(480)

Net cash from financing and miscellaneous sources	328,760	415,545

Net change in cash, cash equivalents, and short-term investments	(83,673)	(157,906)
Cash, cash equivalents, and short-term investments, beginning of year	235,610	393,516

Cash, cash equivalents, and short-term investments, end of year	$151,937	$235,610

The accompanying notes are an integral part of these financial statements.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (amounts in thousands)

1.    Nature of Business Operations

State Farm Life Insurance Company (the Company) is a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company (SFMAIC). The Company is licensed in 47 states, as well as the District of Columbia. The Company is also licensed in Canada for the provinces of Alberta, New Brunswick and Ontario. The Company primarily markets individual life and annuity products through an exclusive independent contractor agency force. Individual life insurance products include traditional whole life, universal life, term insurance and variable universal life contracts which together account for approximately 85% of premium revenue. Individual annuity products including variable annuity contracts account for an additional 13%. Group credit life and employee group life account for the remaining 2%.

The insurance industry is highly regulated and deals in contractual obligations. As such, the industry is subject to the risk of changes resulting from legislative enactments, legal interpretations and regulatory actions not anticipated in pricing the product.

2.    Summary of Significant Accounting Practices

The accompanying financial statements have been prepared principally for filing with regulatory agencies and as such are prepared in conformity with accounting practices prescribed or permitted by the Illinois Department of Financial and Professional Regulation.

Prescribed statutory accounting practices include the National Association of Insurance Commissioners (NAIC) “Accounting Practices and Procedures Manual” (NAIC SAP), which reflects the NAIC’s adoption of the Codification of Statutory Accounting Principles, as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed when such practices are approved by the insurance department of the insurer’s state of domicile. The Company did not use any significant permitted practices during 2005 or 2004.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

During 2005, the Company discovered an overstatement in the prior years’ liability for active agents termination benefits initially established in 2001 with the implementation of Codification. At December 31, 2004 liabilities were overstated $44,271 and unassigned funds (surplus) was understated $44,271. The effect on 2004 general insurance expenses and net admitted deferred taxes was not material. The correction has been reported in 2005 as an adjustment to surplus.

Significant statutory accounting practices include:

A.    Investments

Bonds and stocks are stated at values prescribed by the NAIC. Investment grade bonds not backed by other loans are stated at amortized cost using the modified scientific method. Below investment grade bonds not backed by other loans are stated at the lower of amortized cost using the modified scientific method or fair value. Preferred stocks are stated at cost unless the stock is of lower quality, then it is stated at the lower of cost or fair value. Common stocks, other than investment in subsidiary, are stated at fair value. Under

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (amounts in thousands)

accounting principles generally accepted in the United States of America (GAAP), equity securities that have readily determinable fair values and debt securities would be classified into three categories: held-to-maturity, trading and available-for-sale. Held-to-maturity securities would be reported at amortized cost.

Trading securities would be reported at fair value, with unrealized gains and losses included in earnings. Available-for-sale securities would be reported at fair value, with unrealized gains and losses, net of applicable taxes, reported in a separate component of unassigned surplus.

Single class and multi-class mortgage-backed/asset-backed securities are stated at amortized cost using the modified scientific method including anticipated prepayments at the date of purchase. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method. Prepayment assumptions for single class and multi-class mortgage-backed/assets-backed securities are obtained from FT Interactive Data and Bloomberg. The Company uses prices provided by FT Interactive Data and Royal Trust in determining the fair value of its loan-backed securities.

Mortgage loans on real estate, including mezzanine real estate loans, are stated at either the outstanding principal balance for loans originated by the Company or amortized cost for loans purchased by the Company. Cash receipts and interest income on impaired loans are deposited and accounted for as they are received. Impaired loans and accrued interest income on restructured impaired loans are evaluated to determine if the accrued interest is collectible. If deemed collectible, accrued interest on impaired loans is recorded as investment income due and accrued. Any due and accrued investment income that is 180 days past due and collectible is also reported as a non-admitted asset. If the accrued interest is not collectible, it is written off and no further interest is accrued. The Company had no voluntary reserves for mortgage loans, in excess of those established for the asset valuation reserve, at December 31, 2005 or 2004.

Policy loans are stated at the aggregate of unpaid loan balances, which are not in excess of cash surrender values of related policies.

Short-term investments are stated at amortized cost, which approximates fair value. The Company has ownership interests in joint ventures, partnerships, and limited liability companies. The Company carries these interests based on the underlying audited GAAP equity of the investee.

Investment in a wholly-owned insurance subsidiary is carried at its statutory net equity. Under GAAP reporting, all majority-owned subsidiaries would be consolidated. The net change in unrealized gain or loss of the wholly-owned subsidiary for the years ended December 31, 2005 and 2004, as reflected in unassigned surplus, was $122 and $91, respectively.

Investment income is recorded when earned. Due and accrued investment income that is 90 days past due, or when collection is in doubt, is excluded from unassigned surplus. There were no amounts excluded in 2005 for mortgages or bonds. The amounts excluded in 2004 were, mortgages $0 and bonds $496. Realized gains and losses on sale or maturity of investments are determined by the specific identification methods. Aggregate unrealized capital gains and losses are credited or charged directly to unassigned surplus net of deferred income taxes.

For any decline in the fair value of a bond, common stock, preferred stock, or mortgage loan that is considered to be other than temporary, a valuation adjustment is made to reduce the cost of the asset to fair value and is recognized as a realized capital loss. During 2005, the Company realized capital losses of

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (amounts in thousands)

$14,503 on bonds and $29,233 on common stocks due to other than temporary declines in the fair value. During 2004, the Company realized capital losses of $6,969 on bonds and $1,467 on common stocks due to other than temporary declines in the fair value.

B.    Premiums Deferred and Uncollected

Premiums deferred and uncollected represent modal premiums, either due directly from policyholder and uncollected or not yet due, where policy reserves have been provided on the assumption that the full premium for the current policy year has been collected. Also, where policy reserves have been provided on a continuous premium assumption, premiums uncollected are similarly defined.

C.    Aggregate Reserves for Life Policies and Contracts

Policy reserves on life insurance are based on statutory mortality and interest rate requirements and are computed using principally net level and modified preliminary term methods with interest rates ranging primarily from 2.5% to 5.5%. The use of a modified reserve basis partially offsets the effect of immediately expensing policy acquisition costs. Policy reserves on annuities are based on statutory mortality and interest requirements with interest rates ranging primarily from 2% to 8%. Under GAAP, reserves are based on mortality, lapse, withdrawal and interest rate assumptions that are based on Company experience.

D.    Policyholders’ Dividends

All of the Company’s life insurance business is written on the participating basis. The amount of dividends to be paid to policyholders is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity, and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company. Amounts declared and estimated to be payable to policyholders in the forthcoming year have been included in the accompanying financial statements as a liability based on approved dividend scales. Under GAAP, dividends are anticipated and may be considered as a planned contractual benefit when computing the value of future policy benefits. For the years ended December 31, 2005 and 2004, premiums under individual and group life participating policies were $3,173,606 and $3,010,896 or 100% of total individual and group life premiums earned. The Company’s Statements of Operations for 2005 and 2004 includes $549,329 and $608,585 of policyholder dividends, respectively.

E.    Federal and Foreign Income Taxes

The Company files a consolidated federal income tax return with the following companies:

State Farm Mutual Automobile Insurance Company (SFMAIC)

State Farm International Services, Inc. (SFISI)

State Farm Fire and Casualty Company (SFFCC)

State Farm Annuity and Life Insurance Company (SFALIC)

State Farm Life and Accident Assurance Company (SFLAAC)

AmberJack, Ltd.

State Farm General Insurance Company (SFGIC)

Fiesta Jack, Ltd.

State Farm Indemnity Company (SFIC)

State Farm Lloyds, Inc.

State Farm Lloyds (SFL)

State Farm Investment Management Corp. (SFIMC)

State Farm VP Management Corp. (SFVPMC)

State Farm Florida Insurance Company (SFFIC)

State Farm Funding Corp.

State Farm Investor Services (Canada) Holding Company (SFIS Canada)

Insurance Placement Services, Inc. (IPSI)

State Farm Bank, FSB (SFBFSB)

Florida IPSI, Inc.

State Farm Guaranty Insurance Company

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (amounts in thousands)

The consolidated federal income tax liability is apportioned to each company in accordance with an agreement authorized by each Company’s Board of Directors or Underwriters. The allocation is based upon separate return calculations for regular and alternative minimum tax with current credit for net losses and tax credits. Intercompany federal income tax balances are settled as follows: 1) intercompany federal income tax receivables and payables shown in this annual statement which relate to the tax year reflected by this annual statement will be settled within ninety (90) days of the statement date; 2) any refunds of federal income tax will be settled within thirty (30) days of receipt of the refund; and 3) any payments of federal income tax due will be settled within thirty (30) days of payment of the tax due. Changes in prior year tax liability may result in reallocation of prior year tax.

The reporting of federal and foreign income taxes under NAIC SAP is similar to the reporting requirements under GAAP except for the following differences. Under NAIC SAP, the calculation of state income taxes incurred is limited to taxes due on the current year’s taxable income and any adjustments due to changes in prior year returns. Therefore, deferred state income taxes are not recorded. Furthermore, the estimate of the current state income tax expense is not a component of income taxes incurred. Instead, current state income tax is reported as a component of general expenses and is an element of pre-tax book income. Under GAAP, Statement of Financial Accounting Standards (SFAS) 109 contains a requirement to reduce the amount of deferred tax assets (DTAs) by a valuation allowance if it is more likely than not that some portion of the deferred tax asset will not be realized. No such provision is required by NAIC SAP. Instead, NAIC SAP requires that the gross DTA be subject to an admissibility test. The admissibility test has three parts. The first two parts determine the portion of the gross DTA that can be reduced to cash or result in a reduction of future cash taxes. The third part of the test permits admission of gross DTAs to the extent of gross deferred tax liabilities (DTLs). Overall, the test limits the net admitted DTA to the sum of 10% of a modified surplus amount plus taxes subject to recovery via loss carryback for the current year and the two immediately preceding years. Any changes in DTAs and DTLs are to be recognized as a separate component of the change in unassigned surplus. Therefore, changes in the DTAs and DTLs will not be included in current year income. This differs from GAAP, which reports the change in deferred income taxes (deferred tax provision) as a component of the total tax provision (sum of federal, state, and foreign, current and deferred) rather than as a direct adjustment to unassigned surplus.

F.    Other Postretirement Benefits

As a result of the policy promulgated by the NAIC concerning the treatment of certain postretirement benefits, beginning in 1993, the Company changed its method of accounting for the costs of the potential health care and life insurance benefits provided to post-career associates to the accrual method, and elected to amortize its transition obligation attributable to these potential benefits over twenty years.

Under GAAP, an additional accrual would be required for the estimated cost of the potential benefit obligation under the plans for active, but not yet eligible, employees, agents, and their dependents.

G.    Interest Maintenance Reserve and Asset Valuation Reserve

The Interest Maintenance Reserve (IMR) and Asset Valuation Reserve (AVR) are maintained in accordance with requirements prescribed by the NAIC. Realized investment gains and losses, net of tax, attributable to interest rate changes on short-term and long-term fixed income investments are deferred and held in the IMR account. Such gains and losses are then amortized over the remaining original maturity of the investment sold and the amortization is reflected in the Company’s Statements of Operations.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (amounts in thousands)

The AVR provides a reserve for credit-related and equity risks in a broad range of invested assets including bonds, stocks, mortgage loans, real estate, and other invested assets. Changes in the AVR are charged or credited directly to the unassigned surplus. The IMR and AVR are not calculated under GAAP.

H.    Separate Accounts

The Company has established individual variable life and individual variable annuity separate accounts as unit investment trusts registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and issues individual variable universal life and individual variable annuity contracts. A separate account is an accounting entity segregated as a discrete operation within an insurance company. Deposits received in connection with these contracts are placed in the Company’s separate accounts and general accounts within certain limits.

Assets held in separate accounts under variable life and variable annuity contracts are invested as designated by the contract holder in shares of mutual funds offered by the State Farm Variable Product Trust which are managed either by the Company or by an outside manager.

Separate account assets are reported at market value and liabilities are recorded at amounts equal to contract holder assets. Except for rights of the Company as a result of surplus contributions made to the separate accounts, contract holders are the only persons having rights to any assets in the separate accounts or to income arising from such assets.

I.    Recognition of Premiums and Annuity Considerations and Related Expenses

Premiums and annuity considerations are recognized as income over the premium paying period of the policies. Acquisition costs, such as commissions and other costs related to the new business, are expensed as incurred. Contracts that permit the insured to change the amount and timing of premium payments, such as universal life products, are recorded as revenue when received. Under GAAP, the premiums for universal life contracts are recorded as increases to liabilities and revenue is recognized as mortality and other assessments are made to the policyholders. Additionally, acquisition costs under GAAP are capitalized and amortized over the policy period.

J.    Nonadmitted Assets

Certain assets designated as “nonadmitted” assets, principally non-admitted deferred income tax assets, aggregating $573,393 and $610,332 at December 31, 2005 and 2004, respectively, are not recognized by statutory accounting practices. These assets are excluded from the balance sheet, and the net change in such assets is charged or credited directly to unassigned surplus. Under GAAP, such assets would be recognized at the lower of cost or net realizable value.

Effective January 1, 2005, Statement of Statutory Accounting Principle (SSAP) No. 88 establishes statutory accounting principles for investments in subsidiary, controlled, and affiliated entities (SCA entities) and supercedes SSAP No. 46. SSAP No. 88 prescribes the method of accounting (GAAP or statutory) and the audit requirements necessary to consider SCA entities admitted assets. As a result of the implementation of SSAP No. 88, the Company reported a change of accounting principle which decreased unassigned funds by $1,375 as of January 1, 2005.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (amounts in thousands)

K.    Foreign Exchange

Foreign assets and liabilities stated in functional currencies are combined with domestic assets and liabilities stated in U.S. dollars. A translation adjustment for the excess of the Company’s foreign assets over its foreign liabilities is recognized as a net liability. Under GAAP, the translation of functional currencies to U.S. dollars for assets and liabilities would be required prior to combination with domestic assets and liabilities.

L.    Stockholder Dividends

The maximum amount of dividends that can be paid by State of Illinois insurance companies to shareholders without the prior approval of the Insurance Commissioner is subject to restrictions relating to statutory surplus and net income.

M.    Agent Termination Benefits

The Company provides termination benefits for its exclusive independent contractor agency force subject to service and age eligibility requirements as defined in agents’ contracts. Liabilities are recorded based on the actuarial present value of benefits attributed to the agent according to the Company’s termination payment formula at the time eligibility requirements are met. The calculation of the liability, and therefore the current year expense, is primarily affected by a change in the discount factor used to calculate the actuarial present value of benefits (5.41% in 2005 compared to 5.75% in 2004), the number of agents who become fully eligible for benefits during the year (338 in 2005 compared to 381 in 2004), and changes in agents’ earnings which are affected by changes in premium levels (an increase of 1.92% in 2005 compared to an increase of 3.68% in 2004).

Additionally, State Farm performed an experience study on the demographic assumptions used to determine the liability during 2005. The study confirmed active agents are working to older ages, resulting in a change to the retirement decrement which now extends to age 85. This replaced the previous decrement which assumed agents would retire by age 75. This change in decrement resulted in a reduction of the liability. As of December 31, 2005 and 2004, liabilities of $153,977 and $196,971 respectively, have been recorded for agent termination benefits.

N.    Guaranty Fund Assessments

As of December 31, 2005 and 2004, liabilities of $9,637 and $9,607, respectively, have been recorded for guaranty fund assessments. In addition, assets of $370 and $0 for premium tax offsets have been established for December 31, 2005 and 2004, respectively, based on guaranty fund assessments paid. These amounts represent assets and liabilities recorded for all states in which the Company operates.

The preceding discussion highlights the significant variances between the statutory accounting practices followed by the Company and GAAP. The effect of these differences has not been determined, but is presumed to be material.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (amounts in thousands)

3.    Investments

A.    Bonds and Other Debt Securities

The amortized cost and estimated market values of investments in debt securities, including short-term investments and cash equivalents, were as follows. The 2005 information also included Canadian Treasury bills reflected on the balance sheet in cash equivalents.

	December 31, 2005
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Value
U.S. Governments	$7,185,113	$137,051	$(86,732)	$7,235,432
All Other Governments	351,295	12,679	(514)	363,460
States, Territories and Possessions (Direct and Guaranteed)	519,463	13,229	(10,499)	522,193
Political Subdivisions of States, Territories and Possessions (Direct and Guaranteed)	380,707	18,438	(539)	398,606
Special Revenue & Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and their Political Subdivisions	6,107,405	41,727	(70,912)	6,078,220
Public Utilities (Unaffiliated)	2,512,211	96,283	(18,011)	2,590,483
Industrial & Miscellaneous (Unaffiliated)	10,843,967	530,768	(102,518)	11,272,217

Totals	$27,900,161	$850,175	$(289,725)	$28,460,611

	December 31, 2004
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Value
U.S. Governments	$7,215,410	$242,688	$(26,633)	$7,431,465
All Other Governments	315,001	15,955	(11)	330,945
States, Territories and Possessions (Direct and Guaranteed)	472,803	13,762	(10,491)	476,074
Political Subdivisions of States, Territories and Possessions (Direct and Guaranteed)	324,253	20,181	(329)	344,105
Special Revenue & Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and their Political Subdivisions	5,245,290	121,962	(24,088)	5,343,164
Public Utilities (Unaffiliated)	2,212,340	163,524	(3,912)	2,371,952
Industrial & Miscellaneous (Unaffiliated)	10,345,681	962,996	(17,156)	11,291,521

Totals	$26,130,778	$1,541,068	$(82,620)	$27,589,226

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (amounts in thousands)

The amortized cost and estimated market value of debt securities by contractual maturity are shown below. Expected maturities will differ from contractual maturity because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2005
	Amortized Cost	Estimated Market Value
Due in one year or less	$828,839	$845,804
Due after one year through five years	5,285,784	5,463,769
Due after five years through ten years	10,695,925	10,864,850
Due after ten years	11,089,613	11,286,188

Totals	$27,900,161	$28,460,611

Gross proceeds and realized gains and losses on bonds, including other than temporary impairments, for the years ended December 31, were:

	2005	2004
Proceeds	$302,395	$381,574
Gross gains	29,947	25,505
Gross losses	(19,131)	(6,974)

At December 31, 2005 and 2004, bonds carried at an amortized cost of $813,842 and $767,239 were on deposit with regulatory authorities, respectively.

The total recorded investment in restructured bonds was $0 and $4,663 as of December 31, 2005 and 2004, respectively. There were no realized capital losses related to these loans for the years ended December 31, 2005 or December 31, 2004. The Company does not have any contractual commitments to extend credit to debtors owing receivables whose terms have been modified in troubled debt restructurings.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (amounts in thousands)

B.    Mortgage Loans, Including Mezzanine Real Estate Loans

The maximum lending rate for commercial mortgage loans was 8.35% and 6.37% for 2005 and 2004, respectively. The minimum lending rate for commercial mortgage loans was 4.43% and 4.66% for 2005 and 2004, respectively. The maximum percentage of any one loan to the value of security at the time of the loan in 2005 and 2004, exclusive of insured or guaranteed mortgages or purchase money mortgages was 81% and 80%, respectively. During 2005, the Company reduced the interest rate on 3 loans by 1.80%-2.02% on investments totaling $24,058. During 2004, the Company reduced the interest rate on 2 loans by 1.84%-2.45% on investments totaling $16,306. The summary of mortgage loans activity is as follows:

	2005	2004
As of December 31, the Company held mortgages with interest more than 180 days past due with a recorded investment, excluding accrued interest	$—	$—
Total interest due on mortgages with interest more than 180 days past due	—	—
Taxes, assessments and any amounts advanced and not included in the mortgage loan total	—	—
Book value of total impaired mortgage loans	24,058	36,289
Book value of impaired loans non-admitted	—	—

Total statement value of impaired loans	24,058	36,289
Average recorded investment in impaired loans	8,019	12,096
Interest income recognized during the period the loans were impaired	1,667	2,240
Interest income recognized on a cash basis during the period the loans were impaired	1,556	2,072
Allowance for credit losses
Balance at the beginning of year	—	—
Additions charged to operation	—	—
Direct write-downs charged against the allowances	—	—
Recoveries of amounts previously charged off	—	—
Balance at the end of the year	—	—

The total recorded investment in restructured loans was $50,177 and $37,082 as of December 31, 2005 and 2004, respectively. The Company does not have any contractual commitments to extend credit to debtors owing receivables whose terms have been modified in troubled debt restructurings.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (amounts in thousands)

C.    Equity Investments

The cost and estimated market value in preferred and common stocks and gross unrealized gains and losses from those investments are as follows:

	December 31, 2005
	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Statement/ Market Value
Preferred	$395	$77	$(72)	$400
Unaffiliated common	1,656,933	516,683	(83,421)	2,090,195
Affiliated common	3,500	4,382	—	7,882

	December 31, 2004
	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Statement/ Market Value
Preferred	$751	$374	$(73)	$1,052
Unaffiliated common	1,573,561	452,205	(84,170)	1,941,596
Affiliated common	3,500	4,260	—	7,760

Gross realized gains and losses, including other than temporary impairments, consist of the following for the years ended December 31:

	2005		2004
	Gains	Losses	Gains	Losses
Preferred	$341	$—	$—	$—
Unaffiliated common	19,724	(34,139)	8,528	(5,081)

There were no material gross realized gains or losses on affiliated common stocks during 2005 and 2004.

D.    Unrealized Losses

In evaluating whether a decline in value is other than temporary, management considers several factors including, but not limited to, the following:

•	The Company’s ability and intent to retain the security for a sufficient period of time for it to recover.

•	The extent and duration of the decline in value.

•	The probability of collecting all cash flows according to contractual terms in effect at acquisition or restructuring.

•	Relevant industry conditions and trends.

•	The financial condition and current and future business prospects of the issuer.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (amounts in thousands)

The unrealized losses based on estimated market values are shown below:

	December 31, 2005
	Less than 12 months		12 months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. Governments	$3,476,552	$(65,747)	$619,313	$(20,985)	$4,095,865	$(86,732)
All Other Governments	54,396	(245)	9,720	(269)	64,116	(514)
States, Territories and Possessions (Direct and Guaranteed)	111,122	(1,621)	145,024	(8,878)	256,146	(10,499)
Political Subdivisions of States, Territories and Possessions (Direct and Guaranteed)	49,822	(501)	1,452	(38)	51,274	(539)
Special Revenue & Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and their Political Subdivisions	3,227,447	(49,037)	439,419	(21,875)	3,666,866	(70,912)
Public Utilities (Unaffiliated)	697,283	(12,707)	124,789	(5,304)	822,072	(18,011)
Industrial & Miscellaneous (Unaffiliated)	2,828,601	(75,752)	495,510	(26,766)	3,324,111	(102,518)

Subtotal, debt securities	$10,445,223	$(205,610)	$1,835,227	$(84,115)	$12,280,450	$(289,725)
Preferred Stock			178	(72)	178	(72)
Common Unaffiliated Stock	133,331	(11,333)	301,950	(72,088)	435,281	(83,421)

Total temporarily impaired securities	$10,578,554	$(216,943)	$2,137,355	$(156,275)	$12,715,909	$(373,218)

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (amounts in thousands)

	December 31, 2004
	Less than 12 months		12 months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. Governments	$2,802,500	$(26,633)			$2,802,500	$(26,633)
All Other Governments	10,570	(11)			10,570	(11)
States, Territories and Possessions (Direct and Guaranteed)	3,984	(126)	225,493	(10,365)	229,477	(10,491)
Political Subdivisions of States, Territories and Possessions (Direct and Guaranteed)	32,004	(325)	1,012	(4)	33,016	(329)
Special Revenue & Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and their Political Subdivisions	847,282	(11,365)	305,745	(12,723)	1,153,027	(24,088)
Public Utilities (Unaffiliated)	193,189	(2,582)	33,477	(1,330)	226,666	(3,912)
Industrial & Miscellaneous (Unaffiliated)	546,867	(8,722)	222,281	(8,434)	769,148	(17,156)

Subtotal, debt securities	$4,436,396	$(49,764)	$788,008	$(32,856)	$5,224,404	$(82,620)
Preferred Stock			177	(73)	177	(73)
Common Unaffiliated Stock	190,245	(23,734)	229,623	(60,436)	419,868	(84,170)

Total temporarily impaired securities	$4,626,641	$(73,498)	$1,017,808	$(93,365)	$5,644,449	$(166,863)

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (amounts in thousands)

E.    Realized Capital Gains (Losses)

The reconciliation of realized capital gains (losses) is as follow:

	December 31, 2005
	Pre-tax Gains (Losses)	Capital Gains Tax	Post-tax Gains (Losses)
Realized capital gains (losses)	$17,428	$(13,324)	$30,752
Less: IMR capital gains (losses)	11,604	4,061	7,543
Capital gains (losses) net of IMR	5,824	(17,385)	23,209

	December 31, 2004
	Pre-tax Gains (Losses)	Capital Gains Tax	Post-tax Gains (Losses)
Realized capital gains (losses)	$55,471	$36,202	$19,269
Less: IMR capital gains (losses)	30,326	10,614	19,712
Capital gains (losses) net of IMR	25,145	25,588	(444)

F.    Investment in Subsidiary

SFALIC, a company authorized to sell life and health insurance, is an affiliate of the Company through direct 100% ownership. SFALIC has conducted no insurance business since its inception. A summary of its financial position as of December 31 and its operating results for the years ended December 31 are noted below:

	2005	2004
Admitted assets	$7,919	$7,781
Liabilities	37	22
Capital and surplus	7,882	7,760
Net income	122	91

G.    Net Investment Income

The components of net investment income earned by type of investment for the years ended December 31, were as follows:

	2005	2004
Bonds	$1,534,921	$1,514,364
Mortgage loans, including mezzanine real estate loans	335,383	332,290
Premium notes, policy loans, and liens	185,837	179,868
Cash and short-term investments	18,550	6,137
Unaffiliated common stocks	41,414	40,021
Other	9,095	(402)

Gross investment income	2,125,200	2,072,278
Investment expenses	(18,089)	(18,052)

Net investment income	$2,107,111	$2,054,226

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (amounts in thousands)

4.    Separate Accounts

Information regarding the Separate Accounts of the Company as of December 31, 2005 and 2004 is as follows:

	2005
	Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonindexed Guarantee More than 4%	Nonguaranteed Separate Accounts	Total
Premiums, considerations or deposits for the year ended December 31	$—	$—	$—	$159,858	$159,858
Reserves at December 31
For accounts with assets at:
Fair value	—	—	—	1,099,079	1,099,079
Amortized cost	—	—		—	—

Total reserves	$—	$—	$—	$1,099,079	$1,099,079

Withdrawal characteristics:
Subject to discretionary withdrawal	$—	$—	$—	$—	$—
With fair value adjustment	—	—	—	—	—
At book value without fair value adjustment and with current surrender of 5% or more	—	—	—	—	—
At fair value	—	—	—	1,077,684	1,077,684
At book value without fair value adjustment and with current surrender charge less than 5%	—	—	—	—	—

Subtotal	—	—	—	1,077,684	1,077,684

Not subject to discretionary withdrawal	—	—	—	21,395	21,395

Total	$—	$—	$—	$1,099,079	$1,099,079

Reconciliation of net transfers to (from) separate accounts:

Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to separate accounts	$160,773
Transfers from separate accounts	(101,795)

Net transfers to separate accounts	58,978

Reconciling adjustments:
Transfers on account of deposit-type contracts	(2)

Transfers as reported in the Summary of Operations of the Life, Accident and Health Annual Statement	$58,976

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (amounts in thousands)

	2004
	Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonindexed Guarantee More than 4%	Nonguaranteed Separate Accounts	Total
Premiums, considerations or deposits for the year ended December 31	$—	$—	$—	$177,542	$177,542
Reserves at December 31
For accounts with assets at:
Fair value	—	—	—	992,693	992,693
Amortized cost	—	—		—	—

Total reserves	$—	$—	$—	$992,693	$992,693

Withdrawal characteristics:
Subject to discretionary withdrawal	$—	$—	$—	$—	$—
With fair value adjustment	—	—	—	—	—
At book value without fair value adjustment and with current surrender of 5% or more	—	—	—	—	—
At fair value	—	—	—	975,134	975,134
At book value without fair value adjustment and with current surrender charge less than 5%	—	—	—	—	—

Subtotal	—	—	—	975,134	975,134

Not subject to discretionary withdrawal	—	—	—	17,559	17,559

Total	$—	$—	$—	$992,693	$992,693

Reconciliation of net transfers to (from) separate accounts:

Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to separate accounts	$178,175
Transfers from separate accounts	(88,152)

Net transfers to separate accounts	90,023

Reconciling adjustments:
Transfers on account of deposit-type contracts	(75)

Transfers as reported in the Summary of Operations of the Life, Accident and Health Annual Statement	$89,948

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (amounts in thousands)

5.    Fair Value of Financial Instruments

The following methods and assumptions were used to estimate the fair value of each significant class of financial instruments for which it is practicable to estimate that value:

Bonds and Short-term Investments

Fair values were determined by the Securities Valuation Office (SVO) of the NAIC, and were approximated based upon values determined in public exchanges. For issues that were not evaluated by the SVO, fair values were estimated based on prices received from an independent pricing source, market comparables or internal analysis.

Mortgage Loans

Fair values were estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Preferred Stocks and Unaffiliated Common Stocks

Fair values were determined by the Securities Valuation Office (SVO) of the NAIC, and were approximated based upon values determined in public exchanges. For issues that were not evaluated by the SVO, fair values were estimated based on prices received from an independent pricing source, market comparables or internal analysis.

Separate Accounts

The fair value of the assets held in separate accounts and corresponding liabilities are estimated based on the fair value of the underlying assets.

Cash and Cash Equivalents

The carrying amount is a reasonable estimate of fair value.

Structured Annuity Reserves and Other Similar Items

Fair values were estimated by discounting future annuity payments at the interest rates in effect at year end for similar contracts.

Deferred Annuity Reserves

Fair values were approximated by the amount due to the annuity holder as if the annuity contract was surrendered at year end, ignoring the affects of any market value adjustments.

Advance Premiums

Fair values were approximated by the amount available to the policyholder for the discounted value of premiums received in advance.

Settlement Options Without Life Contingencies

Settlement options without life contingencies are similar to demand deposits. The fair value is the amount payable on demand at year end.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (amounts in thousands)

Policy Loans

Policy loans have no stated maturity dates and are an integral part of the insurance contract. Accordingly, it is not practicable to estimate a fair value for them.

The estimated fair values and statement values of the Company’s financial instruments as of December 31, were as follows:

	2005		2004
	Fair Value	Statement Value	Fair Value	Statement Value
Financial assets:
Bonds	$28,416,957	$27,850,553	$27,552,888	$26,094,440
Mortgage loans	5,009,661	4,605,151	4,791,371	4,311,492
Preferred stock	400	395	1,052	751
Unaffiliated common stock	2,090,195	2,090,195	1,941,596	1,941,596
Cash	(18,927)	(18,927)	(10,754)	(10,754)
Cash equivalents	127,210	127,210	210,026	210,026
Short-term investments	43,654	43,654	36,338	36,338
Separate accounts	1,317,895	1,317,895	1,206,668	1,206,668
Financial liabilities:
Structured annuity reserves and other similar items	$513,952	$481,806	$527,899	$479,027
Deferred annuity reserves	3,807,968	3,848,520	3,691,084	3,728,172
Advance premiums	62,884	63,229	61,082	61,356
Settlement options without life contingencies	1,693,376	1,693,376	1,574,262	1,574,262
Separate accounts	1,138,820	1,138,820	1,037,774	1,037,774

6.    Life Reserves

A.    Life Contracts and Deposit-Type Contracts

The Company waives deduction of deferred fractional premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves. Policies subject to an extra premium because the insured is placed in a special rating class are valued as follows:

Premium-paying Policies

If the nonforfeiture values provided by such policies are computed on the same basis as for standard risks, or if no nonforfeiture values are provided, reserves are based on a substandard mortality table or are equal to the sum of the mean reserve for a similar standard policy and the unearned extra premium. If the nonforfeiture values provided by such policy are based on a substandard mortality table, reserves are maintained according to the same table.

Paid-up Policies

For whole life policies that are known to have been based on a substandard mortality table, the reserves are those based on the same substandard table. As of December 31, 2005 and 2004, the Company had $52,277,442 and $48,817,467, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the state of Illinois. Deficiency

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (amounts in thousands)

reserves to cover the above insurance totaled the gross amount of $93,328 and $79,796 at December 31, 2005 and 2004, respectively. The insurance amount does not include insurance on policies for which deficiency reserves are either exempted or calculated to be zero on a seriatim basis.

Tabular interest, tabular less actual reserve released, and tabular cost have been determined by formulas used in accordance with the NAIC Annual Statement Instructions. Tabular interest on deposit funds not involving life contingencies is determined as a balance item where interest is included in other items at appropriate rates and adjustments due to changes in valuation basis or other increases have been reflected.

B.    Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

Annuity actuarial reserves and deposit type contract funds and other liabilities without life or disability contingencies by withdrawal characteristics as of December 31, 2005 and 2004 are as follows:

	2005
	Amount	Percentage of Total
Subject to discretionary withdrawal:
With market value adjustment	$133,826	1.1
At book value less surrender charge of 5% or more	487,020	3.9
At fair value	826,994	6.6

Subtotal	1,447,840	11.6

At book value without adjustment (minimum or no charge or adjustment)	9,723,774	78.2
Not subject to discretionary withdrawal	1,270,684	10.2

Total (gross)	$12,442,298	100.0

Reinsurance ceded	—

Total (net)*	$12,442,298

As reported in the Life, and Accident and Health Annual Statement:
Annuities, total (net)		$4,633,118
Supplementary contracts with life contingencies, total (net)		65,710
Disability—active lives (net)		621
Disability—disabled lives (net)		1,449
Deposit-type contracts		6,914,175

Subtotal		11,615,073

As reported in the Separate Accounts Annual Statement:
Annuities, total (net)		827,217
Supplementary contracts, total		—
Policyholder dividend and coupon accumulations		—
Policyholder premiums		—
Guaranteed interest contracts		—
Other contract deposit funds		8

Subtotal		827,225

Total annuity actuarial reserves and deposit-type contract liabilities		$12,442,298

*	Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (amounts in thousands)

	2004
	Amount	Percentage of Total
Subject to discretionary withdrawal:
With market value adjustment	$75,250	0.6
At book value less surrender charge of 5% or more	520,616	4.4
At fair value	760,181	6.3

Subtotal	1,356,047	11.3

At book value without adjustment (minimum or no charge or adjustment)	9,320,327	78.1
Not subject to discretionary withdrawal	1,263,818	10.6

Total (gross)	$11,940,192	100.0

Reinsurance ceded	—

Total (net)*	$11,940,192

As reported in the Life, and Accident and Health Annual Statement:
Annuities, total (net)		$4,475,862
Supplementary contracts with life contingencies, total (net)		64,924
Disability—active lives (net)		644
Disability—disabled lives (net)		1,577
Deposit-type contracts		6,636,795

Subtotal		11,179,802

As reported in the Separate Accounts Annual Statement:
Annuities, total (net)		760,380
Supplementary contracts, total		—
Policyholder dividend and coupon accumulations		—
Policyholder premiums		—
Guaranteed interest contracts		—
Other contract deposit funds		10

Subtotal		760,390

Total annuity actuarial reserves and deposit-type contract liabilities		$11,940,192

*	Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (amounts in thousands)

C.    Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations are as follows, as of:

	December 31, 2005		December 31, 2004
	Gross	Net of Loading	Gross	Net of Loading
Industrial	$—	$—	$—	$—
Ordinary new business	566	319	497	275
Ordinary renewal	79,292	63,806	82,425	66,285
Annuity new business	—	—	—	—
Annuity renewal	4	3	5	4
Credit life	—	—	128	128
Group life	4,641	4,641	4,305	4,305
Group annuity	—	—	—	—

Total	$84,503	$68,769	$87,360	$70,997

7.    Federal Income Taxes

The components of the net deferred tax asset/liability at December 31, 2005 and 2004 were as follows:

	2005	2004
Gross deferred tax assets (admitted and nonadmitted)	$1,064,124	$1,051,958
Gross deferred tax liabilities	(193,529)	(155,120)

Net deferred tax assets (liabilities)	870,595	896,838
Total deferred tax assets nonadmitted in accordance with SSAP 10	562,561	584,670

Admitted deferred tax assets	$308,034	$312,168

Increase (decrease) in deferred tax assets nonadmitted	$(22,109)	$(84)

No deferred tax liability was established for the Phase III tax on the policyholder surplus account. The American Jobs Creation Act of 2004 suspended the tax for 2005 and 2006, providing companies the opportunity to distribute the account without being taxed. The balances of the policyholders surplus account as of December 31, 2005 and December 31, 2004 were $9,347 and $9,827 respectively.

The components of incurred income tax expense are as follows:

	2005	2004
Current income taxes incurred consist of the following major components:
Current income tax expense	$193,268	$199,669
Adjustments to prior year taxes	614	(3,403)

Current income taxes incurred	193,882	196,266
(Benefit) tax on capital (losses) gains	(13,324)	36,202

Total income taxes incurred	$180,558	$232,468

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (amounts in thousands)

The tax effect of temporary differences that give rise to significant portions of the deferred tax assets and the deferred tax liabilities as of December 31, 2005 and 2004 are as follows:

	2005	2004	Change
DTAs Resulting from Book/Tax Differences in:
Insurance liabilities	$382,788	$359,083	$23,705
Deferred acquisition costs	317,313	298,341	18,972
Apportioned dividends	183,561	202,738	(19,177)
Invested assets	26,851	38,063	(11,212)
Agent benefits	80,387	92,159	(11,772)
Employee benefits	68,839	60,798	8,041
Other	4,385	776	3,609

Gross DTAs	$1,064,124	$1,051,958	$12,166

DTAs nonadmitted	$562,561	$584,670	$(22,109)

DTLs Resulting from Book/Tax Differences in:
Invested assets	(166,885)	(127,572)	(39,313)
Deferred premiums	(24,562)	(25,708)	1,146
Other	(2,082)	(1,840)	(242)

Gross DTLs	$(193,529)	$(155,120)	$(38,409)

The change in net deferred income taxes is comprised of the following (this analysis is exclusive of nonadmitted assets as the change in nonadmitted assets is reported separately from the change in net deferred income taxes in the financial statements):

	December 31,		Change
	2005	2004
Total deferred tax assets	$1,064,124	$1,051,958	$12,166
Total deferred tax liabilities	193,529	155,120	(38,409)

Net deferred tax asset (liability)	$870,595	$896,838	(26,243)

Tax effect of unrealized gains			(25,020)

Change in net deferred income tax			$(1,223)

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (amounts in thousands)

The provision for federal and foreign income tax incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference are as follows:

	Amount	Tax Effect at 35%	Effective Tax Rate
Net gain from operations after dividends and before federal income taxes	$488,131
Realized capital gains	17,428

Income before taxes	$505,559	$176,946	35.00%
Dividends received deduction	(1,374)	(481)	-0.09%
Dividends received deduction—Separate Accounts	(16,990)	(5,947)	-1.18%
IMR amortization	(13,375)	(4,681)	-0.93%
Change in non-admitted assets	(10,833)	(3,792)	-0.75%
Foreign taxes	9,163	3,207	0.63%
Prior year adjustment	48,318	16,911	3.35%
Other	(1,093)	(383)	-0.08%

Total	$519,375	$181,781	35.95%

Federal income tax incurred		$193,882	38.35%
Capital gain (loss) taxes incurred		(13,324)	-2.64%
Change in net deferred income tax		1,223	0.24%

Total statutory income taxes		$181,781	35.95%

As of December 31, 2005 and 2004, the Company had no operating loss carryforwards.

The following are income taxes incurred in the current and prior years, which will be available for recoupment in the event of future net losses:

2005	$186,599
2004	$222,108
2003	$167,538

SFMAIC and its affiliated companies file a consolidated federal income tax return. The returns for years 1988 through 1990 are open with the Internal Revenue Service, but have no issues that would have a material effect on surplus. State Farm has filed a petition in the U.S. Tax Court relating to the 1996, 1997, 1998, and 1999 returns. State Farm has filed administrative appeals for the 2000, 2001 and 2002 returns and they are currently pending in the Appeals Office of the Internal Revenue Service. Returns for 2003 and 2004 are currently under examination. The tax effects of the issues to which the Internal Revenue Service and State Farm have agreed are properly accrued in the financial statements. At this time, there have been no other issues raised that would require adjustments which would have a material effect on surplus. The provision for federal income taxes is based on the Internal Revenue Code of 1986, as amended. Changes in prior year tax liability may result in reallocation of prior year tax.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (amounts in thousands)

8.    Other Postretirement Benefits

The Company and its affiliated insurers currently provide certain health care and life insurance benefits pursuant to plans sponsored by its parent, SFMAIC. Eligible former employees, eligible former agents, and their eligible dependents currently may participate in these plans.

As a result of the policy promulgated by the NAIC concerning the treatment of certain postretirement benefits, beginning in 1993, the Company changed its method of accounting for the costs of the potential health care and life insurance benefits provided to post-career associates to the accrual method, and elected to amortize its transition obligation attributable to these potential benefits over twenty years. The Company’s share of the remaining transition obligation for these potential benefits was $18,293 and $23,292 at December 31, 2005 and 2004, respectively.

On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the Act) was signed into law. The Act introduced a prescription drug benefit under Medicare as well as a federal subsidy to qualifying sponsors of retiree health care benefit plans. In December 2004, statutory guidance was provided and is effective for reporting years beginning on or after January 1, 2005. The Company began accounting for the effects of the Act on a prospective basis effective January 1, 2005. The effects of the Act on the U.S. Employee and Agent Plans were included in the net post-career benefit cost and unfunded post-career benefit obligation described in the paragraphs immediately following.

The Company’s share of the net post-career benefit cost for the years ended December 31, 2005 and 2004 were $26,508 and $30,813, respectively, and included paid benefits, the expected cost of the potential health care and life insurance benefit for newly eligible post-career associates, interest cost and amortization of the transition obligation.

At December 31, 2005 and 2004, the Company’s share of the unfunded post-career benefit obligation attributable to the potential health care and life insurance benefits for post-career associates was $178,707 and $158,230, respectively.

9.    Other Related Party Transactions

The Company, SFMAIC, SFBFSB and SFLAAC are parties to a servicing agreement whereby SFBFSB may provide collection, reconciliation, and record keeping services for the other parties to the agreement in connection with interest earning accounts provided to certain payees of insurance policies.

The Company, SFMAIC, SFIC and SFVPMC are parties to a servicing agreement whereby the Company, SFMAIC, and SFIC may provide certain services and office space to SFVPMC.

The Company and SFALIC are parties to a servicing agreement whereby the Company may provide SFALIC certain services related to the general business of insurance.

The Company, SFLAAC, and SFMAIC are parties to a servicing agreement whereby the Company may provide services and facilities to SFLAAC and SFMAIC.

The Company, SFLAAC, and SFMAIC are parties to a servicing agreement whereby SFLAAC may provide services and facilities to the Company and SFMAIC.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (amounts in thousands)

The Company, SFMAIC, SFIC, SFVPMC, and State Farm Mutual Fund Trust (SFMFT) are parties to a servicing agreement whereby the Company, SFMAIC and SFIC may provide certain services and SFMAIC may provide office space to SFVPMC, serving as principal underwriter to SFMFT pursuant to a Distribution Agreement.

The Company, SFMAIC, SFFCC, SFLAAC, SFISI, SFIS Canada, and IPSI are parties to a servicing agreement whereby SFMAIC may provide certain services and facilities to the Company, SFFCC, SFLAAC, SFISI, SFIS Canada and IPSI.

The Company, SFMAIC, SFIC, State Farm County Mutual Insurance Company of Texas (SFCMICT), SFFCC, SFGIC, SFL, SFFIC, SFLAAC, and SFISI are parties to an individual but identical trainee agents’ compensation cost allocation agreements, whereby services are rendered by trainee agents who are employees of and recruited, trained, and supervised by either SFMAIC or SFIC.

The Company, SFLAAC, and SFBFSB are parties to an agreement whereby SFBFSB may provide and service loans to certain terminally ill insureds of the Company and SFLAAC.

The Company, State Farm Finance Corporation of Canada, and SFIS Canada are parties to an agreement whereby State Farm Finance Corporation of Canada may provide and service loans to certain customers of the Company and SFIS Canada.

SFMAIC and some of its affiliates (“companies”) purchased annuities from the Company to settle claims of which the claimant is the payee. The reserve value of annuities purchased from the Company is $572,669 and $568,527 at December 31, 2005 and December 31, 2004, respectively. Should the Company fail to perform under these contracts, the companies would remain contingently liable.

In 2005, the Company paid cash dividends of $360 to SFMAIC, which owns 100% of the Company. In addition, $120 in dividends is Due and Accrued at December 31, 2005. In 2004, the Company paid cash dividends of $480 to SFMAIC.

The Company reported $407,231 and $346,276 as a payable due to affiliates at December 31, 2005 and 2004, respectively. These balances primarily represent the sharing of certain administrative, occupancy and marketing expense, which are allocated between State Farm affiliates in accordance with company cost sharing agreements. The terms of the settlement require that these amounts are settled within 60 days. Such expenses allocated to the Company were $632,620 and $602,697 for the years ended December 31, 2005 and 2004, respectively.

As of December 31, 2005 and 2004, the Company’s federal income tax payable to affiliates was $65,038 and $60,610, respectively. The nature of the consolidated tax return, the method of allocation, and the settlement terms are highlighted in Note 2.

The State Farm Liquidity Pool, LLC was created in 2001 as a means to more effectively manage short-term investments. The Company, SFMAIC, SFFCC, SFGIC, SFLAAC, SFALIC, SFL, SFFIC, SFIC, and SFCMICT are active participants in the pool. At December 31, 2004, SFIC was a non-participating member of the pool. The participants carry their interest in the pool at its underlying audited GAAP equity. The Company’s interest in the pool is reported as a cash equivalent.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (amounts in thousands)

The Company incurs lease costs for real estate, computer equipment, and other equipment primarily through the allocation of expenses from the parent, SFMAIC, in accordance with company cost sharing agreements. SFMAIC is the lessee on almost all lease agreements.

Rental expense for real estate for 2005 and 2004 was $25,186 and $25,602, respectively. Rental expense for leased computer and other equipment for 2005 and 2004 was $7,211 and $6,831, respectively.

10.    Contingent Liabilities

On August 28, 1998, the Company entered into a Stipulation of Settlement with attorneys for the plaintiffs in a class action lawsuit involving alleged misleading life insurance sales practices in connection with the Company’s sale of traditional and universal life insurance policies in the United States from 1982 through 1997. The Company denies the allegations in this lawsuit but entered into a settlement in order to limit additional expense and burden upon operations. The proposed settlement received court approval in a fairness hearing concluded on February 11, 1999.

The Summary of Operations reflects charges for payments made or credited to current and former policyholders associated with the class action settlement. Settlement contribution amounts totaling $74 and $5,880 have been reflected in arriving at the amount of 2005 and 2004 net income, respectively.

The Company is subject to liabilities of a contingent nature which may arise from time to time. Such liabilities could result from sales practices, income tax matters, guaranty fund assessments or other occurrences that take place in the normal course of doing business. In addition, the life insurance industry has not been exempt from the impact of an increasingly litigious environment, which is being experienced in the United States. Liabilities arising as a result of these factors, or other such contingencies, that are not provided for elsewhere in these financial statements are not reasonably estimable and are not considered by management to be material in relation to the financial position of the Company.

State Farm Life Insurance Company Variable Life Separate Account

Report on Audits of Financial Statements

As of December 31, 2005 and For the Two Years Ended December 31, 2005

State Farm Life Insurance Company

Variable Life Separate Account

Report of Independent Registered Public Accounting Firm

To the Board of Directors of State Farm Life Insurance

Company and Policy Owners of the State Farm Life

Insurance Company Variable Life Separate Account:

In our opinion, the accompanying statements of assets and policy owners’ equity and surplus and the related statements of operations and changes in policy owners’ equity and surplus and the financial highlights present fairly, in all material respects, the financial position of the subaccounts of the State Farm Life Insurance Company Variable Life Separate Account (which includes the Large Cap Equity Index Subaccount, Small Cap Equity Index Subaccount, Bond Subaccount, Money Market Subaccount, International Equity Index Subaccount, Stock and Bond Balanced Subaccount, Large Cap Equity Subaccount, Small Cap Equity Subaccount, and the International Equity Subaccount thereof) at December 31, 2005, and the results of each of their operations for the year then ended, and the changes in each of their policy owners’ equity and surplus for each of the two years in the period ended December 31, 2005, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of State Farm Life Insurance Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of the number of shares owned as of December 31, 2005 with the State Farm Variable Product Trust, provide a reasonable basis for our opinion.

February 24, 2006

F-1

State Farm Life Insurance Company

Variable Life Separate Account

Statement of Assets and Policy Owners’ Equity and Surplus

December 31, 2005

ASSETS

Investments at market value:
State Farm Variable Product Trust Funds:
Large Cap Equity Index Fund,	10,009,993	shares	(cost $	122,082,724)	$126,426,215
Small Cap Equity Index Fund,	6,084,082	shares	(cost $	60,871,921)	72,704,780
Bond Fund,	2,377,230	shares	(cost $	23,788,680)	23,629,664
Money Market Fund,	6,198,978	shares	(cost $	6,198,978)	6,198,978
International Equity Index Fund,	7,255,399	shares	(cost $	76,999,542)	98,455,775
Stock and Bond Balanced Fund,	1,509,485	shares	(cost $	17,181,054)	18,053,445
Large Cap Equity Fund*,	1,273,755	shares	(cost $	12,742,591)	13,157,888
Small Cap Equity Fund*,	1,264,842	shares	(cost $	12,642,496)	12,193,069
International Equity Fund*,	1,271,120	shares	(cost $	12,740,518)	14,783,120

Total investments					385,602,934

Total assets					$385,602,934

POLICY OWNERS’ EQUITY AND SURPLUS

Policy owners’ equity and surplus:
Policy owners’ equity					$296,065,425
Surplus contributed					89,537,509

Total policy owners’ equity and surplus					$385,602,934

*	Fund effective August 1, 2005

The accompanying notes are an integral part of the financial statements.

F-2

State Farm Life Insurance Company

Variable Life Separate Account

Statement of Operations

For the Year Ended December 31, 2005

	Large Cap Equity Index Subaccount	Small Cap Equity Index Subaccount	Bond Subaccount	Money Market Subaccount	International Equity Index Subaccount
Investment income:
Dividend income	$1,891,345	$5,038,637	$1,116,642	$237,953	$2,545,342
Expenses:
Mortality and expense risk charges	932,762	460,349	178,294	46,836	413,396

Net investment income	958,583	4,578,288	938,348	191,117	2,131,946

Realized gain (loss) on investments	1,290,186	1,979,561	47,136	—	(16,589)
Change in unrealized appreciation (depreciation), net	2,346,235	(4,382,716)	(876,791)	—	9,216,947

Net realized and unrealized gain (loss) on investments	3,636,421	(2,403,155)	(829,655)	—	9,200,358

Net increase (decrease) in policy owners’ equity and surplus from operations	$4,595,004	$2,175,133	$108,693	$191,117	$11,332,304

	Stock and Bond Balanced Subaccount	Large Cap Equity Subaccount*	Small Cap Equity Subaccount*	International Equity Subaccount*
Investment income:
Dividend income	$409,368	$106,393	$58,282	$119,641
Expenses:
Mortality and expense risk charges	135,700	194	133	138

Net investment income	273,668	106,199	58,149	119,503

Realized gain (loss) on investments	(37,133)	(142)	(16)	(5)
Change in unrealized appreciation (depreciation), net	188,721	415,297	(449,428)	2,042,603

Net realized and unrealized gain (loss) on investments	151,588	415,155	(449,444)	2,042,598

Net increase (decrease) in policy owners’ equity and surplus from operations	$425,256	$521,354	$(391,295)	$2,162,101

*	Subaccount effective August 1, 2005

The accompanying notes are an integral part of these financial statements.

F-3

State Farm Life Insurance Company

Variable Life Separate Account

Statement of Changes in Policy Owners’ Equity and Surplus

For the Year Ended December 31, 2005

	Large Cap Equity Index Subaccount	Small Cap Equity Index Subaccount	Bond Subaccount	Money Market Subaccount	International Equity Index Subaccount
Operations:
Net investment income	$958,583	$4,578,288	$938,348	$191,117	$2,131,946

Realized gain (loss) on investments	1,290,186	1,979,561	47,136	—	(16,589)
Change in unrealized appreciation (depreciation), net	2,346,235	(4,382,716)	(876,791)	—	9,216,947

Net realized and unrealized gain (loss) on investments	3,636,421	(2,403,155)	(829,655)	—	9,200,358

Net increase (decrease) in policy owners’ equity and surplus from operations	4,595,004	2,175,133	108,693	191,117	11,332,304

Policy owners’ equity transactions:
Proceeds from units purchased	28,687,577	12,744,303	5,493,560	1,670,246	11,337,043
Transfers (net) including transfers (to) or from fixed account	(2,800,482)	(1,270,786)	(225,408)	(365,632)	(1,247,295)
Payments for surrenders and other redemptions	(15,068,917)	(7,001,110)	(2,748,216)	(788,654)	(6,305,244)

Net increase in policy owners’ equity derived from policy owners’ equity transactions	10,818,178	4,472,407	2,519,936	515,960	3,784,504

Total increase (decrease) in policy owners’ equity and surplus	15,413,182	6,647,540	2,628,629	707,077	15,116,808
Transfers (from) to contributed surplus	(10,232,630)	(13,750,000)	(7,371,388)	(6,281,405)	(2,000,000)
Policy owners’ equity and surplus:
Beginning of year	121,245,663	79,807,240	28,372,423	11,773,306	85,338,967

End of year	$126,426,215	$72,704,780	$23,629,664	$6,198,978	$98,455,775

	Stock and Bond Balanced Subaccount	Large Cap Equity Subaccount*	Small Cap Equity Subaccount*	International Equity Subaccount*
Operations:
Net investment income	$273,668	$106,199	$58,149	$119,503

Realized gain (loss) on investments	(37,133)	(142)	(16)	(5)
Change in unrealized appreciation (depreciation), net	188,721	415,297	(449,428)	2,042,603

Net realized and unrealized gain (loss) on investments	151,588	415,155	(449,444)	2,042,598

Net increase (decrease) in policy owners’ equity and surplus from operations	425,256	521,354	(391,295)	2,162,101

Policy owners’ equity transactions:
Proceeds from units purchased	3,916,002	102,292	55,676	55,567
Transfers (net) including transfers (to) or from fixed account	(426,029)	39,756	31,440	68,302
Payments for surrenders and other redemptions	(2,224,661)	(5,514)	(2,752)	(2,850)

Net increase in policy owners’ equity derived from policy owners’ equity transactions	1,265,312	136,534	84,364	121,019

Total increase (decrease) in policy owners’ equity and surplus	1,690,568	657,888	(306,931)	2,283,120
Transfers (from) to contributed surplus	—	12,500,000	12,500,000	12,500,000
Policy owners’ equity and surplus:
Beginning of year	16,362,877	—	—	—

End of year	$18,053,445	$13,157,888	$12,193,069	$14,783,120

*	Subaccount effective August 1, 2005

F-4

State Farm Life Insurance Company

Variable Life Separate Account

Statement of Changes in Policy Owners’ Equity and Surplus, Continued

For the Year Ended December 31, 2004

	Large Cap Equity Index Subaccount	Small Cap Equity Index Subaccount	Bond Subaccount	Money Market Subaccount	International Equity Index Subaccount	Stock and Bond Balanced Subaccount
Operations:
Net investment income	$1,066,465	$2,194,335	$975,456	$57,588	$1,314,717	$197,097

Realized (loss) on investments	(291,509)	(29,993)	(15,362)	—	(190,472)	(54,590)
Change in unrealized appreciation (depreciation), net	9,651,786	9,336,959	(478,835)	—	12,158,181	820,186

Net realized and unrealized gain (loss) on investments	9,360,277	9,306,966	(494,197)	—	11,967,709	765,596

Net increase in policy owners’ equity and surplus from operations	10,426,742	11,501,301	481,259	57,588	13,282,426	962,693

Policy owners’ equity transactions:
Proceeds from units purchased	28,688,805	12,377,393	5,618,080	1,806,896	10,291,166	3,865,334
Transfers (net) including transfers to fixed account	(1,877,805)	(632,726)	(713,789)	(500,740)	(1,067,636)	(254,352)
Payments for surrenders and other redemptions	(13,062,530)	(6,122,681)	(2,715,702)	(789,754)	(5,343,123)	(1,916,593)
Net increase in policy owners’ equity derived from policy owners’ equity transactions	13,748,470	5,621,986	2,188,589	516,402	3,880,407	1,694,389

Total increase in policy owners’ equity and surplus	24,175,212	17,123,287	2,669,848	573,990	17,162,833	2,657,082

Policy owners’ equity and surplus:
Beginning of year	97,070,451	62,683,953	25,702,575	11,199,316	68,176,134	13,705,795

End of year	$121,245,663	$79,807,240	$28,372,423	$11,773,306	$85,338,967	$16,362,877

The accompanying notes are an integral part of the financial statements.

F-5

State Farm Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements

1.    General Information

Organization

The State Farm Life Insurance Company Variable Life Separate Account (the “Separate Account”) is a segregated investment account of the State Farm Life Insurance Company (the “Company”) and is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940 as amended. The Separate Account was established by the Company on December 9, 1996. Accordingly, it is an accounting entity wherein all segregated account transactions are reflected. The Company sells a variable life insurance product, which has unique combinations of features and fees that are charged against the policy owners’ account balances.

Sponsor Transactions

As an investor in the Separate Account, the Company shares in the investment performance of the funds held by the Separate Account in relation to the portion of its ownership of fund shares, which are subject to the same valuation procedures as the policy owners’ shares. The market value of the Company’s investment in the Separate Account as surplus contributed was $89,537,509 and $84,447,041 at December 31, 2005 and 2004, respectively.

2.    Significant Accounting Policies

Valuation of Investments

The assets of the Separate Account are invested in one or more of the funds of the State Farm Variable Product Trust (the “Trust”) at the fund’s net asset value, which are based on the daily closing market value prices of the underlying securities, in accordance with the selection made by the policy owners.

Security Transactions and Investment Income

Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date. The cost of investments sold and the corresponding capital gains and losses are determined on a specific identification basis. Net investment income (loss) and net realized gains (losses) and unrealized appreciation (depreciation) on investments are allocated to the policies on each valuation date based on each policy’s pro rata share of the assets of the fund as of the beginning of the valuation date.

Accumulation Unit Valuation

On each day the New York Stock Exchange (the “Exchange”) is open for trading, the accumulation unit value is determined as of the earlier of 3:00 PM Central time or the close of the Exchange by dividing the policy owners’ share of the value of each fund’s investments and other assets, less liabilities, by the number of policy owner accumulation units outstanding in the respective fund.

Federal Income Taxes

The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code (the “IRC”). The operations of the Separate Account are part of the total operations of the Company and are not taxed as a separate entity.

F-6

State Farm Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements, Continued

Under the IRC, net investment income (loss) and realized gains (losses) are retained in the Separate Account and are not taxable until received by the policy owner or beneficiary in the form of a withdrawal or other distributions.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that could affect the amounts reported therein, as well as the disclosure of any contingent assets and liabilities. Actual results reported could differ from the estimates reported in the accompanying financial statements.

3.    Expenses and Related Party Transactions

A mortality and expense risk charge, which includes a death benefit guarantee risk charge, is deducted by the Company from the Separate Account on a daily basis, which is equal, on an annual basis, to 0.8% of the daily net asset value of the policy owners’ portion of assets in the Separate Account. The charge may be adjusted after policy issue, but is guaranteed not to exceed 0.9% of net assets. The death benefit guarantee covers the risk that the policy would remain in force if the required minimum premiums were satisfied, even if the policy cash surrender value were to drop below zero. This could result from a decline in the value of the subaccounts due to market performance. These charges compensate the Company for assuming these risks under the variable life policy. The disbursements for mortality and expense risk charges amounted to $2,167,802 and $1,794,670 during 2005 and 2004, respectively.

At the beginning of each policy month, the Company makes a deduction from the cash value of the policy, which consists of the cost of insurance for the policy and any additional benefits provided by the rider, if any, for the policy month. In addition, a monthly expense charge of $6 is deducted from policies issued prior to July 1, 2004 and an $8 monthly expense charge is deducted from policies issued from July 1, 2004. This monthly expense charge is subject to a maximum of $8. These deductions reimburse the Company for administrative expenses relating to the issuance and maintenance of the policy. The total amount of monthly deductions was $22,830,845 and $20,325,507 during 2005 and 2004, respectively. These deductions are included in the line item labeled “Payments for surrenders and other redemptions” in the Statements of Changes in Policy Owners’ Equity and Surplus.

A surrender charge may be deducted in the event of a surrender to reimburse the Company for expenses incurred in connection with issuing the policy. The full surrender charge will be increased monthly during the first two policy years, stay constant during the third through sixth year and is reduced each year after the sixth year until it reaches zero in the tenth policy year. The surrender charges were $1,215,102 and $1,124,683 during 2005 and 2004, respectively. These charges are included in the line item labeled “Payments for surrenders and other redemptions” in the Statements of Changes in Policy Owners’ Equity and Surplus.

A withdrawal fee is assessed upon the partial withdrawal of funds which is equal to the lesser of $25 or 2% of the amount withdrawn. Withdrawal fees amounted to $19,310 and $18,756 during 2005 and 2004, respectively. These fees are included in the line item labeled “Payments for surrenders and other redemptions” in the Statements of Changes in Policy Owners’ Equity and Surplus.

The Company reserves the right to deduct a $25 transfer processing fee for each transfer in excess of 12 during a policy year. In addition, the Company deducts a 5% charge from each premium before allocating the resulting premium to the unit value.

F-7

State Farm Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements, Continued

4.    Contingent Liabilities

If the assets of any fund exceed required reserves and other liabilities, the Company may transfer such excess to its general account.

5.    Changes in Units Outstanding

The changes in units outstanding for the year ended December 31, 2005 are as follows:

	December 31, 2005
Subaccount	Units Issued	Units Redeemed	Net Increase
Large Cap Equity Index	2,768,401	1,892,613	875,788
Small Cap Equity Index	1,115,121	807,942	307,179
Bond	499,750	318,480	181,270
Money Market	199,446	156,077	43,369
International Equity Index	1,137,372	834,726	302,646
Stock and Bond Balanced	384,529	286,892	97,637
Large Cap Equity*	15,181	1,502	13,679
Small Cap Equity*	9,498	611	8,887
International Equity*	11,706	598	11,108

*	Subaccount effective August 1, 2005

6.    Purchases and Sales

Purchases and sales of Trust’s shares by the Separate Account for the years ended December 31, 2005 and 2004 by each Fund are shown below:

	December 31, 2005		December 31, 2004
	Purchases	Sales	Purchases	Sales
Large Cap Equity Index	$13,379,883	$11,835,750	$16,812,232	$834,340
Small Cap Equity Index	10,090,592	14,789,900	8,872,053	738,506
Bond	3,824,104	7,737,209	3,861,209	697,162
Money Market	1,228,189	6,802,517	1,352,891	778,901
International Equity Index	6,854,862	2,938,411	5,839,660	644,536
Stock and Bond Balanced	2,132,850	593,870	2,380,940	489,454
Large Cap Equity*	12,748,908	6,175	—	—
Small Cap Equity*	12,644,066	1,554	—	—
International Equity*	12,742,762	2,239	—	—

Total	$75,646,216	$44,707,625	$39,118,985	$4,182,899

*	Subaccount effective August 1, 2005

F-8

State Farm Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements, Continued

7.    Policy Owners’ Equity and Surplus

Policy owners’ equity and surplus are represented by accumulation units in the related Separate Account as well as the value of the fund shares owned by the Company.

At December 31, 2005 and 2004, the policy owners’ equity and surplus are represented by the following accumulation units and accumulation unit values and surplus contributed (multiplication of amounts shown may not equal policy owners’ equity because of rounding):

	December 31, 2005
	Policy Owners’ Equity		Policy Owners’ Equity	Surplus Contributed	Total Policy Owners’ Equity and Surplus
Subaccount	Unit Value	Units Outstanding
Large Cap Equity Index	$12.85	9,835,715	$126,426,215	$—	$126,426,215
Small Cap Equity Index	15.46	4,052,916	62,656,730	10,048,050	72,704,780
Bond	13.94	1,695,690	23,629,664	—	23,629,664
Money Market	12.02	515,895	6,198,978	—	6,198,978
International Equity Index	13.96	4,207,536	58,747,183	39,708,592	98,455,775
Stock and Bond Balanced	13.28	1,358,989	18,053,374	71	18,053,445
Large Cap Equity*	10.29	13,679	140,721	13,017,167	13,157,888
Small Cap Equity*	9.63	8,887	85,552	12,107,517	12,193,069
International Equity*	11.43	11,108	127,008	14,656,112	14,783,120

Total			$296,065,425	$89,537,509	$385,602,934

	December 31, 2004
	Policy Owners’ Equity		Policy Owners’ Equity	Surplus Contributed	Total Policy Owners’ Equity and Surplus
Subaccount	Unit Value	Units Outstanding
Large Cap Equity Index	$12.39	8,959,927	$111,021,372	$10,224,291	$121,245,663
Small Cap Equity Index	14.95	3,745,737	55,992,610	23,814,630	79,807,240
Bond	13.91	1,514,420	21,058,368	7,314,055	28,372,423
Money Market	11.79	472,526	5,570,076	6,203,230	11,773,306
International Equity Index	12.41	3,904,890	48,448,200	36,890,767	85,338,967
Stock and Bond Balanced	12.97	1,261,352	16,362,809	68	16,362,877

Total			$258,453,435	$84,447,041	$342,900,476

*	Subaccount effective August 1, 2005

F-9

State Farm Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements, Continued

8.    Financial Highlights

The financial highlights of each Fund of the Separate Account for each of the two years in the period ended December 31, 2005 are shown below.

The summary below may not reflect the minimum and maximum policy charges offered by the Company as policy owners may not have selected all available and applicable policy options.

	At December 31, 2005			For the Year Ended December 31, 2005
Subaccount	Units	Average Net Assets	Unit Fair Value	Net Investment Income Ratio*	Expense Ratio**	Total Return***
Large Cap Equity Index	9,835,715	$123,835,939	$12.85	0.77%	0.8%	3.71%
Small Cap Equity Index	4,052,916	$76,256,010	$15.46	6.00%	0.8%	3.41%
Bond	1,695,690	$26,001,044	$13.94	3.61%	0.8%	0.22%
Money Market	515,895	$8,986,142	$12.02	2.13%	0.8%	1.95%
International Equity Index	4,207,536	$91,897,371	$13.96	2.32%	0.8%	12.49%
Stock and Bond Balanced	1,358,989	$17,208,161	$13.28	1.59%	0.8%	2.39%
Large Cap Equity****	13,679	$6,578,944	$10.29	1.61%	0.8%	—
Small Cap Equity****	8,887	$6,096,535	$9.63	0.95%	0.8%	—
International Equity****	11,108	$7,391,560	$11.43	1.62%	0.8%	—

	At December 31, 2004			For the Year Ended December 31, 2004
Subaccount	Units	Average Net Assets	Unit Fair Value	Net Investment Income Ratio*	Expense Ratio**	Total Return***
Large Cap Equity Index	8,959,927	$109,158,057	$12.39	0.98%	0.8%	9.55%
Small Cap Equity Index	3,745,737	$71,245,597	$14.95	3.08%	0.8%	16.98%
Bond	1,514,420	$27,037,499	$13.91	3.61%	0.8%	1.61%
Money Market	472,526	$11,486,311	$11.79	0.50%	0.8%	0.08%
International Equity Index	3,904,890	$76,757,551	$12.41	1.71%	0.8%	18.30%
Stock and Bond Balanced	1,261,352	$15,034,336	$12.97	1.31%	0.8%	6.40%

	At December 31, 2003			For the Year Ended December 31, 2003
Subaccount	Units	Average Net Assets	Unit Fair Value	Net Investment Income Ratio*	Expense Ratio**	Total Return***
Large Cap Equity Index	7,766,157	$80,890,223	$11.31	0.75%	0.8%	27.36%
Small Cap Equity Index	3,323,652	$50,824,079	$12.78	0.11%	0.8%	44.73%
Bond	1,356,133	$24,275,451	$13.69	3.87%	0.8%	3.32%
Money Market	428,665	$10,942,696	$11.78	0.31%	0.8%	(0.17%)
International Equity Index	3,551,118	$57,034,647	$10.49	1.61%	0.8%	36.77%
Stock and Bond Balanced	1,124,279	$11,893,178	$12.19	2.16%	0.8%	17.32%

F-10

State Farm Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements, Continued

	At December 31, 2002			For the Year Ended December 31, 2002
Subaccount	Units	Average Net Assets	Unit Fair Value	Net Investment Income Ratio*	Expense Ratio**	Total Return***
Large Cap Equity Index	6,472,604	$67,465,535	$8.88	0.66%	0.8%	(23.05%)
Small Cap Equity Index	2,846,142	$41,193,615	$8.83	0.47%	0.8%	(21.30%)
Bond	1,206,663	$20,789,380	$13.25	4.80%	0.8%	8.16%
Money Market	388,035	$10,260,291	$11.80	0.94%	0.8%	0.51%
International Equity Index	3,057,826	$47,757,206	$7.67	1.09%	0.8%	(16.90%)
Stock and Bond Balanced	970,421	$9,626,716	$10.39	2.59%	0.8%	(11.20%)

	At December 31, 2001			For the Year Ended December 31, 2001
Subaccount	Units	Average Net Assets	Unit Fair Value	Net Investment Income Ratio*	Expense Ratio**	Total Return***
Large Cap Equity Index	5,279,363	$67,136,159	$11.54	0.42%	0.8%	(12.84%)
Small Cap Equity Index	2,316,448	$40,053,385	$11.22	0.61%	0.8%	1.26%
Bond	1,015,515	$16,682,329	$12.25	5.03%	0.8%	8.89%
Money Market	323,875	$9,524,402	$11.74	3.31%	0.8%	2.89%
International Equity Index	2,472,142	$52,309,360	$9.23	0.41%	0.8%	(22.37%)
Stock and Bond Balanced	783,919	$8,303,191	$11.70	3.07%	0.8%	(4.33%)

*	Net Investment Income, as presented in the Statement of Operations, as a percent of Average Net Assets.
**	There is no fluctuation in the annualized mortality and expense charge. Refer to Note 3. This excludes the effect of the expenses of the underlying fund portfolios and charges made directly to policy owners’ accounts through the redemption of units.
***	The total return is calculated using the beginning and ending unit value, which reflects the changes in the underlying fund values and reductions related to the Expense Ratio, for the period indicated.
****	Subaccount effective August 1, 2005

9.    Net Assets

The net assets of each Fund of the Separate Account at December 31, 2005 are as follows:

	Large Cap Equity Index Subaccount	Small Cap Equity Index Subaccount	Bond Subaccount	Money Market Subaccount	International Equity Index Subaccount
Proceeds from units purchased	$192,716,484	$76,419,570	$38,142,242	$18,748,069	$77,260,601
Cost of units redeemed and net transfers	(73,288,860)	(31,345,487)	(18,001,027)	(12,998,761)	(31,600,566)
Investment income	9,022,304	14,706,958	6,819,587	1,960,125	8,586,237
Mortality and expense risk charges	(3,672,967)	(1,646,502)	(761,128)	(229,050)	(1,498,805)
Realized gain (loss) on investments	38,392	1,487,383	(39,607)	—	(747,925)
Unrealized appreciation (depreciation)	4,343,492	11,832,858	(159,015)	—	21,456,233
Original surplus contributed	7,500,000	15,000,000	5,000,000	5,000,000	27,000,000
Transfers (from) to contributed surplus	(10,232,630)	(13,750,000)	(7,371,388)	(6,281,405)	(2,000,000)

Net Assets	$126,426,215	$72,704,780	$23,629,664	$6,198,978	$98,455,775

F-11

State Farm Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements, Continued

	Stock and Balanced Subaccount	Large Cap Equity Subaccount*	Small Cap Equity Subaccount*	International Equity Subaccount*
Proceeds from units purchased	$27,196,472	$102,292	$55,676	$55,567
Cost of units redeemed and net transfers	(11,042,936)	34,242	28,688	65,452
Investment income	1,861,378	106,393	58,282	119,641
Mortality and expense risk charges	(557,221)	(194)	(133)	(138)
Realized gain (loss) on investments	(276,689)	(142)	(16)	(5)
Unrealized appreciation (depreciation)	872,391	415,297	(449,428)	2,042,603
Original surplus contributed	50	—	—	—
Transfers (from) to contributed surplus	—	12,500,000	12,500,000	12,500,000

Net Assets	$18,053,445	$13,157,888	$12,193,069	$14,783,120

*	Subaccount effective August 1, 2005

F-12

PART C

OTHER INFORMATION

Item 27. Exhibits

1.	Board of Directors Resolutions of State Farm Life Insurance Company establishing State Farm Life Insurance Company Variable Life Separate Account. (1)

2.	Custodian Agreements. Not applicable.

3.	Underwriting Contracts.

(a)	Distribution Agreement (4)

(b)	Registered Representative Agreement (5)

4.	Contracts.

(a)	Specimen Flexible Premium Variable Universal Life Insurance Policy (1)

(b)	Policy Riders and Endorsements (1)

(c)	Interest Charge for the Loan Account Endorsement (7)

5.	Applications.

(a)	Application form (8)

(b)	Reinstatement Application (5)

6.	Depositor’s Certificate of Incorporation and By-Laws.

(a)	Articles of Incorporation of State Farm Life Insurance Company (2)

(b)	By-laws of State Farm Life Insurance Company (2)

7.	Reinsurance Contracts. (6)

8.	Participation Agreements. (8)

9.	Administrative Contracts. Not applicable.

10.	Other Material Contracts. Power of Attorney.

11.	Legal Opinion and Consent as to the legality of the securities being registered. (3)

12.	Actuarial Opinion. Not applicable.

13.	Calculations. Not applicable.

14.	Other Opinions.

(a)	Consent of PricewaterhouseCoopers LLP

(b)	Consent of Sutherland, Asbill & Brennan LLP

15.	Omitted Financial Statements. [No financial statements are omitted from Item 24.]

16.	Initial Capital Agreements. Not applicable.

17.	Redeemability Exemption. Description of State Farm Life Insurance Company’s Issuance, Transfer and Redemption Procedures for Policies.

1.	Incorporated herein by reference to the initial registration statement on Form S-6 (File No. 333-19521), filed on behalf of State Farm Life Insurance Company Variable Life Separate Account on January 10, 1997.
2.	Incorporated herein by reference to Pre-Effective Amendment No. 1 to a Registration Statement on Form N-4 (File No. 333-19189), filed on behalf of State Farm Life Insurance Company Variable Annuity Separate Account with the Securities and Exchange Commission on October 10, 1997.
3.	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the registrant’s registration statement on Form S-6 (File No. 333-19521), filed with the Securities and Exchange Commission on January 30, 1998.
4.	Incorporated herein by reference to Post-Effective Amendment No. 4 to the registrant’s registration statement on Form S-6 (File No. 333-19521), filed with the Securities and Exchange Commission on April 30, 1999.
5.	Incorporated herein by reference to the Post-Effective Amendment No. 5 to the registrant’s registration statement on Form S-6 (File No. 333-19521), filed with the Securities and Exchange Commission on April 28, 2000.
6.	Incorporated herein by reference to Post-Effective Amendment No. 11 to the registrant’s registration statement on Form N-6 (File No. 333-19521), filed with the Securities and Exchange Commission on April 25, 2003.
7.	Incorporated herein by reference to Post-Effective Amendment No. 12 to the registrant’s registration statement on Form N-6 (File No. 333-19521), filed with the Securities and Exchange Commission on April 28, 2004.
8.	Incorporated herein by reference to Post-Effective Amendment No. 15 to the registrant’s registration statement on Form N-6 (File No. 333-19521), filed with the Securities and Exchange Commission on July 22, 2005.

Item 28. Directors and Officers of the Depositor

Name and Principal Business Address*	Position and Offices with State Farm Life Insurance Company
Edward B. Rust, Jr.	Director; President; Chairman of the Board

Vincent J. Trosino	Director; Vice Chairman of the Board

Michael C. Davidson	Director; Executive Vice President and Chief Agency and Marketing Officer

W.H. Knight, Jr.	Director

Jack W. North	Director

Susan D. Waring	Director; Executive Vice President, Chief Administrative Officer

Susan M. Phillips	Director

Jerry Porras	Director

Barbara Cowden	Director

Nancy A. Behrens	Vice President - Life/Health

John W. Carroll	Vice President Operations

Daniel J. Krause	Vice President Operations

Kim M. Brunner	Executive Vice President, Secretary and General Counsel

Michael L. Tipsord	Executive Vice President and Treasurer

Dale R. Egeberg	Vice President and Controller

John Killian	Financial Vice President

Scott Rassi	Vice President - Human Resources

Paul Eckley	Senior Vice President - Investments

John Concklin	Vice President - Common Stock

David C. Graves	Vice President - Mortgages and Real Estate

Donald E. Heltner	Vice President - Fixed Income

*	The principal business address is One State Farm Plaza, Bloomington, Illinois 61710-0001.

Item 29. Persons Controlled by or Under Common Control With the Depositor or Registrant

State Farm Mutual Automobile Insurance Company

State Farm County Mutual Insurance Company of Texas (Common Management)

State Farm Bank, FSB (100% Ownership)

State Farm Funding Corp. (100% Ownership)

State Farm Florida Insurance Company (100% Ownership)

State Farm General Insurance Company (100% Ownership)

State Farm Fire and Casualty Company (100% Ownership)

State Farm Guaranty Assurance Company

State Farm Life Insurance Company (100% Ownership)

State Farm Annuity and Life Insurance Company (100% Ownership)

State Farm International Life Insurance Company Ltd. (100% Ownership)

State Farm Life and Accident Assurance Company (100% Ownership)

State Farm Indemnity Company (100% Ownership)

State Farm Guaranty Insurance Company

Amberjack, Ltd. (100% Ownership)

Fiesta Jack, Ltd. (100% Ownership)

State Farm Investment Management Corp. (100% Ownership)

State Farm VP Management Corp. (100% Ownership)

State Farm International Services, Inc. (100% Ownership)

Top Layer Reinsurance, Ltd. (50% Ownership)

State Farm Lloyds, Inc. (100% Ownership)

State Farm Lloyds (By Attorney-in-Fact)

Insurance Placement Services, Inc. (100% Ownership)

Florida IPSI, Inc. (100% Ownership)

State Farm Finance Corporation of Canada (100% Ownership)

State Farm Investor Services (Canada) Holding Company (100% Ownership)

State Farm Investor Services (Canada) Co. (100% Ownership)

State Farm Insurance Placement Corporation of Canada (100% Ownership)

Item 30. Indemnification

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Illinois Business Corporation Act Chapter 805 Section 5/8.75 is a comprehensive provision that defines the power of Illinois corporations to provide for the indemnification of its officers, directors, employees and agents. This Section also authorizes Illinois corporations to purchase and maintain insurance on behalf of directors, officers, employees or agents of the corporation.

The Articles of Incorporation, as amended, and the Bylaws of State Farm Life Insurance Company do not provide for the indemnification of officers, directors, employees or agents of the Company.

Item 31. Principal Underwriter

(a) Other Activity. State Farm VP Management Corp. is the principal underwriter of the Policies as defined in the Investment Company Act of 1940, as amended. State Farm VP Management Corp. also is the principal underwriter for State Farm Life Insurance Company Variable Annuity Separate Account.

(b) Management. The following information is furnished with respect to the officers and directors of State Farm VP Management Corp.:

Name and Principal Business Address	Positions and Offices with State Farm VP Management Corp.	Positions and Offices with Depositor
Edward B. Rust, Jr.	Director; President	Director; President; Chairman of the Board
Michael L. Tipsord	Director; Sr. Vice President and Treasurer	Executive Vice President and Treasurer
Jim Rutrough	Director; Sr. Vice President
Michael C. Davidson	Director; Sr. Vice President	Director; Executive Vice President and Chief Agency and Marketing Officer
Jack W. North	Director; Sr. Vice President	Director
Susan D. Waring	Director; Sr. Vice President	Director; Executive Vice President
Michael Matlock	Vice President - Compliance
Dick Paul	Vice President - Financial and Secretary
Phillip Hawkins	Vice President

(c) Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Compensation
State Farm VP Management Corp.	[N/A]	[None]	[N/A]	[N/A]

Item 32. Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained by State Farm Life Insurance Company at Three State Farm Plaza, Bloomington, Illinois 61791-0001.

Item 33. Management Services

[All management contracts are discussed in Part A or Part B.]

Item 34. Fee Representation

State Farm Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by State Farm Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, State Farm Life Insurance Company and State Farm Life Insurance Company Variable Life Separate Account certify that they meet all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and have duly caused this amended Registration Statement to be signed on their behalf by the undersigned, duly authorized, in the City of Bloomington and the State of Illinois, on the 27th day of April, 2006.

State Farm Life Insurance Company
Variable Life Separate Account
(Registrant)
(SEAL)

Attest:	/s/ Kevin L. McMullen	By:	*
	Kevin L. McMullen		Edward B. Rust, Jr.
President
State Farm Life Insurance Company

		By:	State Farm Life Insurance Company
(Depositor)

Attest:	/s/ Kevin L. McMullen	By:	*
	Kevin L. McMullen		Edward B. Rust, Jr.
President
State Farm Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this amended registration statement has been signed below by the following persons in the capacities indicated on April 27, 2006.

Signatures	Title
*	President, Director, and Chairman of the Board (Principal Executive Officer)
Edward B. Rust, Jr.

*	Vice President and Controller (Principal Accounting Officer)
Dale R. Egeberg

*	Vice President-Life/Health (Principal Financial Officer)
Nancy A. Behrens

*	Director
Barbara Cowden

*	Director
W. H. Knight, Jr.

*	Director
Jack W. North

*	Director
Susan M. Phillips

*	Director
Jerry Porras

*	Director and Vice Chairman of the Board
Vincent J. Trosino

*	Director, Executive Vice President and Chief Administrative Officer
Susan D. Waring

*	Director, Executive Vice President and Chief Agency and Marketing Officer
Michael C. Davidson

* By:	/s/ Stephen L. Horton
Stephen L. Horton
Pursuant to Power of Attorney